Statement of Additional Information — May 1, 2004

Transamerica Premier Funds

Class A Shares

Equity Funds

Transamerica Premier Focus Fund

Transamerica Premier Equity Fund

Transamerica Premier Index Fund

Transamerica Premier Growth Opportunities Fund

Transamerica Premier Core Equity Fund

Combined Equity & Fixed Income Fund

Transamerica Premier Balanced Fund

Fixed Income Funds

Transamerica Premier Bond Fund

Transamerica Premier High Yield Bond Fund

Transamerica Premier Cash Reserve Fund

About the Statement of Additional Information

Transamerica Investors, Inc. (the “Company”) is an open-end, management investment company of the series type offering a number of portfolios, known collectively as the Transamerica Premier Funds. This Statement of Additional Information (the “SAI”) pertains to the Class A Shares of the Transamerica Premier Funds (the “Fund or Funds”) listed above. Each Fund is managed separately and has its own investment objective, strategies and policies. Each class of each Fund has its own levels of expenses and charges. The minimum initial investment is $10,000 per Fund, except for qualified pension plans. This SAI is not the prospectus. It contains information additional to that available in the Prospectus. Please refer to the Prospectus first, then to this document. Please read it carefully. Save it for future reference.

About the Prospectus

This SAI is not a prospectus and should be read in connection with the current Prospectus dated May 1, 2004, as it may be supplemented from time to time. The Prospectus is available without charge from your sales representative. The Prospectus also may be obtained by writing to the Company at 570 Carillon Parkway, St. Petersburg, FL 33716, or by calling, toll free, 1-800-892-7587.

Terms used in the Prospectus are incorporated by reference in this SAI. The Funds’ audited financial statements are incorporated by reference in this SAI, and are delivered to you with the SAI. We have not authorized any person to give you any other information.

Investment Goals and Policies

The investment goals stated in the Prospectus for each Fund are fundamental. This means they can be changed only with the approval of a majority of shareholders of such Fund. The strategies and policies described in the Prospectus are not fundamental. Strategies and policies can be changed by the Board of Directors of the Company (“Board”) without your approval. If any investment goals of a Fund change, you should consider whether the Fund still meets your financial needs.

The achievement of each Fund’s investment goal will depend on market conditions generally and on the analytical and portfolio management skills of Transamerica Investment Management, LLC (“ Investment Adviser, (“Adviser,” or “TIM”). There can be no assurance that the investment goal of any of the Funds will be achieved.

Transamerica Premier Index Fund (the “Premier Index Fund”) invests all of its investable assets in the State Street Equity 500 Index Portfolio (the “Portfolio”), a series of State Street Master Funds (“Master Trust”), which has an investment objective identical to the Premier Index Fund. In reviewing the investment objective and policies of the Premier Index Fund you should assume that the investment objective and policies of the Portfolio are the same in all material respects as those of the Premier Index Fund and that, so long as the Premier Index Fund has invested its assets in the Portfolio, the discussions in this SAI about the Premier Index Fund’s investment strategies, policies and limitations also apply to the Portfolio.

Buying and Selling Securities

In general, the Funds purchase and hold securities for capital growth, current income, or a combination of the two, depending on the Fund’s investment objective. Portfolio changes can result from liquidity needs, securities reaching a price objective, anticipated changes in interest rates, a change in the creditworthiness of an issuer, or from general financial or market developments. Because portfolio changes usually are not tied to the length of time a security has been held, a significant number of short-term transactions may occur.

The Funds may sell one security and simultaneously purchase another of comparable quality. The Funds may simultaneously purchase and sell the same security to take advantage of short-term differentials and bond yields. In addition, the Funds may purchase individual securities in anticipation of relatively short-term price gains.

Portfolio turnover has not been and will not be a consideration in the investment process. The Investment Adviser buys and sells securities for each Fund whenever it believes it is appropriate to do so. Increased turnover results in higher costs. These costs result from brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Increased turnover may also result in additional short-term gains. Short-term gains are taxable to shareholders as ordinary income, except for tax-qualified accounts (such as IRAs and employer sponsored pension plans).

For the calendar year 2003, the portfolio turnover rate for each Fund was: 59% and 43% for the Transamerica Premier Focus Fund ; 29% and 37% for the Transamerica Premier Growth Opportunities Fund; 38% and 34% for the Transamerica Premier Equity Fund; 24% and 72% for the Transamerica Premier Core Equity Fund; 39% and 57% for the Transamerica Premier Balanced Fund; 171% and 126% for the Transamerica Premier High Yield Bond Fund; and 179% and 258% for the Transamerica Premier Bond Fund. The turnover rate for the Transamerica Premier Cash Reserve Fund is zero for regulatory purposes. A portfolio turnover rate is not calculated for Transamerica Premier Index, the portfolio turnover rate for the portfolio was 12%.

High Yield (“Junk”) Bonds

The Transamerica High Yield Bond Fund purchases high yield bonds (commonly called ‘junk’ bonds). These are lower-rated bonds that involve higher current income but are predominantly speculative because they present a higher degree of credit risk than investment-grade bonds. The other Funds, except the Transamerica Premier Index and Transamerica Premier Cash Reserve Funds, may purchase these securities to a limited extent. The Investment Adviser needs to carefully analyze the financial condition of companies issuing junk bonds. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, the issuers’ unique financial situations, and the bonds’ coupon than to small changes in the level of interest rates. But during an economic downturn or a period of rising interest rates, highly leveraged companies can have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing.

The Funds may also invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Changes by recognized rating services in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the owning Fund’s net asset value.

Periods of economic or political uncertainty and change can create volatility in the price of junk bonds. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities may also be harder to sell than higher rated securities because of negative publicity and investor perceptions of this market, as well as new or proposed laws dealing with high yield securities. For many junk bonds, there is no established retail secondary market. As a result, it may be difficult for the Investment Adviser to accurately value the bonds because they cannot rely on available objective data.

The Funds will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Investment Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objectives.

At times, a substantial portion of a Fund’s assets may be invested in securities of which the Fund, by itself or together with other Funds and accounts managed by the Investment Adviser, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Investment Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

In order to enforce its rights in the event of a default of these securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on the securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The Funds may invest in zero-coupon bonds and payment-in-kind bonds. zero-coupon bonds are issued at a significant discount from their principal amount and may pay interest either only at maturity, or subsequent to the issue date prior to maturity, rather than at regular intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Certain investment grade securities in which a Fund may invest share some of the risk factors discussed above with respect to lower-rated securities.

Restricted and Illiquid Securities

The Funds may purchase certain restricted securities of U.S. issuers (securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but can be offered and sold to qualified institutional buyers pursuant to Rule 144A under that Act) and limited amounts of illiquid investments, including illiquid restricted securities.

Up to 15% of a Fund’s net assets may be invested in securities that are illiquid, except that the Transamerica Premier Cash Reserve Fund may only invest 10% of its net assets in such securities. Securities are considered illiquid when there is no readily available market or when they have legal or contractual restrictions on transferability.

Illiquid investments include restricted securities, repurchase agreement, fixed time deposits, and interests in syndicated bank loans that may not be sold or disposed of in the ordinary course of business within seven days at approximately current value. These investments may be difficult to sell quickly for their fair market value.

Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term of seven days. The Investment Adviser will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) and interests in syndicated bank loans that the Board or the Investment Adviser have determined to be liquid will be treated as such.

Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors under Rule 144A may not be considered illiquid if a dealer or institutional trading market exists. The institutional trading market is relatively new. However, liquidity of a Fund’s investments could be impaired if trading for these securities does not further develop or declines. The Investment Adviser determines the liquidity of Rule 144A securities under guidelines approved by the Board.

Derivatives

Each Fund, except for Transamerica Premier Cash Reserve Fund, may use options, futures, forward contracts, and swap transactions (derivatives). The Funds may purchase, or write, call or put options on securities or on indexes (options) and may enter into interest rate or index futures contracts for the purchase or sale of instruments based on financial indexes (futures contracts), options on futures contracts, forward contracts, and interest rate swaps and swap-related products.

By investing in derivatives, the Investment Adviser may seek to protect a Fund against potentially unfavorable movements in interest rates or securities prices, or attempt to adjust a Fund’s exposure to changing securities prices, interest rates, or other factors that affect securities values. This is done in an attempt to reduce a Fund’s overall investment risk. Although it will not generally be a significant part of a Fund’s strategies, the Investment Adviser may also use derivatives to enhance returns. Opportunities to enhance returns arise when the derivative does not reflect the fair value of the underlying securities. None of the Funds will use derivatives for leverage.

Risks in the use of derivatives include: (1) the risk that interest rates and securities prices do not move in the directions being hedged against, in which case the Fund has incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; (2) imperfect correlation between the price of derivatives and the movements of the securities’ prices or interest rates being hedged; (3) the possible absence of a liquid secondary market for any particular derivative at any time (some derivatives are not actively traded but are custom designed to meet the investment needs of a narrow group of institutional investors and can become illiquid if the needs of that group of investors change); (4) the potential loss if the counterparty to the transaction does not perform as promised; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences.

The Transamerica Premier Bond Fund and Transamerica Premier Balanced Fund may invest in derivatives with respect to no more than 20% of each Fund’s assets; Transamerica Premier Index Fund may invest with respect to no more than 35% of its assets. The Board will closely monitor the Investment Adviser’s use of derivatives in each of the Funds to assure they are used in accordance with the investment objectives of each Fund.

Options on Securities and Securities Indexes

The Funds may write (i.e., sell) covered call and put options on any securities in which they may invest. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A Fund would normally write a call option in anticipation of a decrease in the market value of securities of the type in which it may invest. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on securities transactions alone. However, by writing the call option a Fund might forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, a Fund accepts the risk that it might be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In addition, a Fund may cover a written call option or put option by maintaining liquid securities in a segregated account with its custodian or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.

A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in the Fund. A Fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as closing purchase transactions.

A Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize a loss on the purchase of the call option.

A Fund would normally purchase put options in anticipation of a decline in the market value of its securities (protective puts) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a Fund would realize a loss on the purchase of the put option.

A Fund would purchase put and call options on securities indexes for the same purposes as it would purchase options on individual securities.

Risks Associated with Options Transactions

There is no assurance that a liquid secondary market will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Funds may purchase and sell both options that are traded on U.S., United Kingdom, and other exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (“SEC”) changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Fund in options on securities and securities indexes will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser of the Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary securities transactions. The successful use of protective puts for hedging purposes depends in part on an ability to anticipate future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts

The Funds may purchase and sell futures contracts and may also purchase and write options on futures contracts. A Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities), securities indexes, and other financial instruments and indexes. A Fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures Contracts

A futures contract may generally be described as an agreement between two parties to buy or sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current securities through the sale of futures contracts. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Transamerica Premier Index Fund will use options and futures contracts only to achieve its performance objective of matching the return on the S&P 500®.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund’s futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies

Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible in the effective price or rate of return on securities that a Fund owns or proposes to acquire. A Fund may, for example, take a short position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s securities.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s securities and futures contracts based on other financial instruments, securities indexes or other indexes, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of a Fund’s securities may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities. When hedging of this character is successful, any depreciation in the value of the Fund’s securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a long position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or interest rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts

The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the option premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will increase transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations

Where permitted, a Fund will engage in futures transactions and in related options transactions only for bona fide hedging, yield enhancement and risks management purposes to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund’s futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, a Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), that Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Investment Adviser, the Funds and the Investment Adviser are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Funds.

As permitted, each Fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (Code), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and the position which the Fund intends to protect, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between a Fund’s futures positions and current positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to these Funds for hedging purposes are various futures on U.S. government securities and securities indexes.

Swap Transactions

The Funds may, to the extent permitted by the SEC, enter into privately negotiated swap transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve swapping a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indexes.

By entering into swap transactions, a Fund may be able to protect the value of a portion of its securities against declines in market value. A Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time.

A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While a Fund will only enter into swap transactions with counterparties it considers creditworthy, a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. Each Fund will monitor the creditworthiness of parties with which it has swap transactions. If the other party to the swap transaction defaults on its obligations, a Fund would be limited to contractual remedies under the swap agreement. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, the Funds will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts.”

Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments. See “Restricted and Illiquid Securities.”

To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. Therefore, a Fund will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Funds to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in a Fund, or to facilitate the implementation of strategies of purchasing and selling assets for a Fund.

Interest Rate Swaps

The Funds may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Investment Adviser believes that swaps do not constitute senior securities as defined in the Investment Company Act of 1940, as amended (“1940 Act”) and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. A Fund will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the swap is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Foreign Securities

The Funds may invest in foreign securities. The Transamerica Premier Index Fund invests only in American Depositary Receipts (“ADR”s) that are selected by the Standard & Poor’s Corporation to be included in the S&P 500® Index. The Fund may invest in foreign securities. Foreign securities, other than ADRs, will be held in custody by an approved selected sub-custodian.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign securities transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility.

Changes in foreign currency exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Short Sales

The Funds may sell securities which they do not own or own but do not intend to deliver to the buyer (sell short) if, at the time of the short sale, the Fund making the short sale owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow the Funds to hedge against price fluctuations by locking in a sale price for securities they do not wish to sell immediately.

A Fund may make a short sale when it decides to sell a security it owns at a currently attractive price. This allows the Fund to postpone a gain or loss for federal income tax purposes and to satisfy certain tests applicable to regulated investment companies under the Code. The Funds will only make short sales if the total amount of all short sales does not exceed 10% of the total assets of the Fund. This limitation can be changed at any time.

Purchase of When-Issued Securities

The Funds may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of the Fund’s net assets would be so invested. In addition, the Funds may invest in asset-backed securities on a delayed-delivery basis. This reduces the Funds’ risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

When a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to the Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such security it will be required to segregate assets. See “Segregated Accounts.”

Segregation of Assets

In connection with when-issued securities, firm commitment agreements, futures, the writing of options, and certain other transactions in which a Fund incurs an obligation to make payments in the future, such Fund may be required to segregate assets with its custodian in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid securities.

Lending of Securities

Subject to investment restriction number 2 titled “Lending” (see the “Investment Restrictions” section of this SAI), as a means to earn additional income a Fund may lend its securities to brokers and dealers that are not affiliated with the Investment Adviser, are registered with the Commission and are members of the National Association of Securities Dealers (“NASD”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the United States government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by applicable law, as reviewed daily. A Fund lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of the Investment Adviser. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund must have the right to call the loan and obtain the securities loaned at any time on three days notice. This includes the right to call the loan to enable the Fund to execute shareholder voting rights. Such loans cannot exceed one-third of the Fund’s net assets taken at market value. Interest on loaned securities cannot exceed 10% of the annual gross income of the Fund (without offset for realized capital gains). A Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy.

A Fund lending securities will incur credit risks as with any extension of credit. The Fund risks delay in recovering the loaned securities should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. Lending securities to broker-dealers and institutions could result in a loss or a delay in recovering the Fund’s securities.

The lending policy described in this paragraph is a fundamental policy that can only be changed by a vote of a majority of shareholders.

Indebtedness

From time to time, the Funds may purchase the direct indebtedness of various companies (Indebtedness) or participation in such Indebtedness. The Transamerica Premier Core Equity Fund is more likely to invest in such securities than the other Funds. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company (Bank Claims). The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Bank Claims, a Fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Such Bank Claims purchased by a Fund may be in the form of loans, notes or bonds.

The Funds normally invest in the Indebtedness which has the highest priority of repayment by the company. However, on occasion, lower priority Indebtedness also may be acquired.

Indebtedness of companies may also include Trade Claims. Trade Claims generally represent money due to a supplier of goods or services to the companies issuing indebtedness. Company Indebtedness, including Bank Claims and Trade Claims, may be illiquid (as defined below).

Borrowing Policies of the Funds

The Funds may borrow money from banks, or as otherwise authorized by law, or engage in reverse repurchase agreements, for temporary or emergency purposes. Each Fund may borrow up to one-third of the Fund’s total assets. To secure borrowings, each Fund may mortgage or pledge securities in an amount up to one-third of the Fund’s net assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. The Fund will not make any additional investments, other than reverse repurchase agreements, while the level of the borrowing exceeds 5% of the Fund’s total assets.

Variable Rate, Floating Rate, or Variable Amount Securities

The Funds may invest in variable rate, floating rate, or variable amount securities. These are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. They are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

Short-term corporate obligations may also include variable amount master demand notes. Variable amount master notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Typically these notes provide that the interest rate is set daily by the borrower. The rate is usually the same or similar to the interest rate on commercial paper being issued by the borrower. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there may not be a secondary market for these notes, although they generally are redeemable (and thus immediately repayable by the borrower) at the face value, plus accrued interest, at any time. Accordingly, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund considers earning power, cash flow, and other liquidity ratios of the issuer. The Funds will only invest in master demand notes of U.S. issuers. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Funds may invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for all other commercial paper issuers. A Fund will not invest more than 25% of its assets in master demand notes.

Repurchase Agreements

The Funds may enter into repurchase agreements. Repurchase agreements have the characteristics of loans by a Fund, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of a repurchase agreement the Fund retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by the Investment Adviser and which have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the United States government or its agencies or instrumentalities, in which the Fund may otherwise invest. A Fund will not invest in repurchase agreements maturing in more than seven days if that would result in more than 10% of the Fund’s net assets being so invested when taking into account the remaining days to maturity of its existing repurchase agreements.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. If the seller is unable to make a timely repurchase, the expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Funds have established procedures to evaluate the creditworthiness of parties making repurchase agreements.

Reverse Repurchase Agreements and Leverage

The Funds may enter into reverse repurchase agreements with Federal Reserve member banks and U.S. securities dealers from time to time. In a reverse repurchase transaction the Fund sells securities and simultaneously agrees to repurchase them at a price which reflects an agreed-upon rate of interest. The Fund will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with, or prior to, the expiration of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

Reverse repurchase agreements are a form of leverage which increases the opportunity for gain and the risk of loss for a given change in market value. In addition, the gains or losses will cause the net asset value of a Fund’s shares to rise or fall faster than would otherwise be the case. There may also be a risk of delay in the recovery of the underlying securities if the opposite party has financial difficulties. A Fund’s obligations under all borrowings, including reverse repurchase agreements, will not exceed one-third of the Fund’s net assets.

The use of reverse repurchase agreements is included in the Fund’s borrowing policy and is subject to the limits of Section 18(f)(1) of the 1940 Act. During the time a reverse repurchase agreement is outstanding, each Fund that has entered into such an agreement segregates cash or other liquid securities having a value at least equal to the repurchase price under the reverse repurchase agreement.

Municipal Obligations

The Funds, except the Transamerica Premier Index Fund, may invest in municipal obligations. The equity Funds may invest in such obligations as part of their cash management techniques. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features which enable the Fund to demand payment from the issuer or a financial intermediary on short notice.

Small Capitalization Stocks

Except for the Premier Cash Reserve Fund, the Funds may invest in small capitalization stocks. The securities of small companies are usually less actively followed by analysts and may be undervalued by the market, which can provide significant opportunities for capital appreciation; however, the securities of such small companies may also involve greater risks and may be subject to more volatile market movements than securities of larger, more established companies. The securities of small companies are often traded in the over-the counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small companies are likely to be subject to more abrupt or erratic market movements than securities of larger, more established companies.

Over-The-Counter-Market

The Funds may invest in over-the-counter stocks. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. Low trading volumes may make it difficult to find a buyer or seller for the securities of some companies. This will have an affect on the purchase or selling price of a stock.

Mortgage-Backed and Asset-Backed Securities

The Funds may invest in mortgage-backed and asset-backed securities. The Transamerica Premier Bond Fund is more likely to invest in such securities than the other Funds. Mortgage-backed and asset-backed securities are generally securities evidencing ownership or interest in pools of many individual mortgages or other loans. Part of the cash flow of these securities is from the early payoff of some of the underlying loans. The specific amount and timing of such prepayments is difficult to predict, creating prepayment risk. For example, prepayments on Government National Mortgage Association certificates (“GNMA”s) are more likely to increase during periods of declining long-term interest rates because borrowers tend to refinance when interest rates drop. In the event of very high prepayments, the Funds may be required to invest these proceeds at a lower interest rate, causing them to earn less than if the prepayments had not occurred. Prepayments are more likely to decrease during periods of rising interest rates, causing the expected average life of the underlying mortgages to become longer. This variability of prepayments will tend to limit price gains when interest rates drop and to exaggerate price declines when interest rates rise.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds and strips. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from face value. A single lump sum, which represents both principal and interest, is paid at maturity. Strips are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero coupon bonds. The market value of zero coupon bonds and strips generally is more sensitive to interest rate fluctuations than interest-paying securities of comparable term and quality.

Investments in Other Investment Companies

Up to 10% of each Fund’s (except the Premier Index Fund) total assets may be invested in the shares of other investment companies, but only up to 5% of its assets may be invested in any one other investment company. In addition, no Fund (except the Premier Index Fund) may purchase more than 3% of the outstanding shares of any one investment company. The Premier Index Fund may, to the extent permitted under the Investment Company Act of 1940, as amended, and exemptive rules and orders thereunder, invest in shares of other investment companies with investment policies and objectives which are substantially similar to the Fund’s (which might result in duplication of certain fees and expenses).

Special Situations

The Funds may invest in “special situations” from time to time. A special situation arises when, in the opinion of the Investment Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a merger proposal or buyout, a leveraged recapitalization, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. It is not the policy of any of the Funds to select investments based primarily on the possibility of one or more of these investment techniques and opportunities being presented.

Investment Restrictions

Investment restrictions, numbered 1 through 10 below, have been adopted as fundamental policies of the Funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Fund will operate as a diversified company within the meaning of the 1940 Act, except the Transamerica Premier Focus Fund, which will operate as a non-diversified fund. The non-diversified Fund reserves the right to become diversified by limiting its investments in which more than 5% of the Fund’s total assets are invested. Investment restrictions 11 through 14 may be changed by a vote of the Board of Directors of the Company at any time.

1. Borrowing

Each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of a Fund’s total assets, the Fund will not make any additional investments.

2. Lending

No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations; (b) lending securities in an amount not to exceed 33.33% of the Fund’s assets taken at market value; (c)

entering into repurchase agreements; (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes; and (e) entering into variable rate demand notes.

3. 5% Fund Rule

Except for the Transamerica Premier Focus Fund, no Fund may purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Fund, other than the Transamerica Premier Cash Reserve Fund, may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. With respect to the Transamerica Premier Focus Fund, no more than 25% of the Fund’s total assets may be invested in the securities of a single issuer (other than cash items and government securities); and, with respect to 50% of the Fund’s total assets, no more than 5% may be invested in the securities of a single issuer (other than cash items and government securities). Transamerica Premier Cash Reserve Fund may invest more than 5% of the Fund’s total assets, but not more than 25% of the Fund’s total assets, in the securities of one issuer for a period not to exceed three business days.

4. 10% Issuer Rule

No Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund’s investments in government securities and (b) up to 25% of the value of the assets of a Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act.

5. 25% Industry Rule

No Fund may invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry, including non-domestic banks or any foreign government. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities. For the Transamerica Premier Cash Reserve Fund, investments in the following are not subject to the 25% limitation: repurchase agreements and securities loans collateralized by United States government securities, certificates of deposit, bankers’ acceptances, and obligations (other than commercial paper) issued or guaranteed by United States banks and United States branches of foreign banks.

6. Underwriting

No Fund may underwrite any issue of securities, except to the extent that the sale of securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

7. Real Estate

No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages; (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages; (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business; or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the event of a default by that issuer.

8. Short Sales

No Fund may make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

9. Margin Purchases

No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by a Fund.

10. Commodities

No Fund may invest in commodities, except that each Fund (other than the Transamerica Premier Cash Reserve Fund) may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the Prospectus.

11. Securities of Other Investment Companies

No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the Fund’s total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the Fund’s total assets would be invested in the securities of any one investment company; or (c) the Fund would own more than 3% of the total outstanding voting securities of any investment company.

As a non-fundamental policy, the Premier Index Fund may, notwithstanding any other investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations the Premier Index Fund (which might result in duplication of certain fees and expenses).

12. Invest for Control

No Fund may invest in companies for the purposes of exercising control or management.

13. Warrants

The Transamerica Premier Cash Reserve Fund may not invest in any form of warrants.

14. Restricted and Illiquid Securities

No Fund will invest more than 15% (10% for the Transamerica Premier Cash Reserve Fund) of its net assets in illiquid investments, which includes most repurchase agreements maturing in more than seven days, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable, and restricted securities, unless the Investment Adviser determines, based upon a continuing review of the trading markets and available reliable price information for the specific security, that such restricted securities are eligible to be deemed liquid under Rule 144A. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. In no event will any Fund’s investment in illiquid securities, in the aggregate, exceed 15% (10% for the Transamerica Premier Cash Reserve Fund) of its assets. If through a change in values, net assets, or other circumstances, any Fund were in a position where more than 15% of its assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.

The Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. When no market, dealer, or matrix quotations are available for a security, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor each Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

Management of the Company

Transamerica Investors, Inc.

Transamerica Investors, Inc. was organized as a Maryland corporation on February 22, 1995. The Company is registered with the SEC under the 1940 Act as an open-end management investment company of the series type. Each Fund constitutes a separate series. All series, except the Transamerica Premier Focus Fund, are diversified investment companies. Each series has three classes of shares, Investor Shares, Institutional Shares, and A Shares. This SAI describes the Class A Shares only. For more information about the Investor Shares, available to investors on a no-load basis, or the Institutional Shares, available to institutional investors, call 1-800-892-7587. The Company reserves the right to issue additional classes of shares in the future without the consent of shareholders, and can allocate any remaining unclassified shares or reallocate any unissued classified shares. The fiscal year-end of the Company is December 31.

Except for the differences noted, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued, is fully paid and nonassessable. Each share of each class of a Fund represents an identical legal interest in the investments of the Fund. Each class has certain expenses related solely to that class. Each class will have exclusive voting rights under any 12(b)-1 distribution plan related to that class. In the event that a special meeting of shareholders is called, separate votes are taken by each class only if a matter affects, or requires the vote of, that class. Although the legal rights of holders of each class of shares are identical, it is likely that the difference in expenses will result in different net asset values and dividends. The classes may have different exchange privileges.

As a Maryland corporation, the Company is not required to hold regular annual meetings of shareholders. Ordinarily there will be no shareholder meetings, unless requested by shareholders holding 10% or more of the outstanding shares of the Company, or unless required by the 1940 Act or Maryland law. You are entitled to cast one vote for each share you own of each Fund. At a special shareholders meeting, if one is called, issues that affect all the Funds in substantially the same way will be voted on by all shareholders, without regard to the Funds. Issues that do not affect a Fund will not be voted on by the shareholders of that Fund. Issues that affect all Funds, but in which their interests are not substantially the same, will be voted on separately by each Fund.

Directors and Officers

Responsibility for the management and supervision of the Company and its Funds rests with the Board. The Investment Adviser is subject to the direction of the Board.

The names of the directors and executive officers of the Company, their business addresses and their principal occupations during the past five years are listed below. Each of the officers listed below is an employee of an entity that provides services to the Funds. An asterisk (*) appears after the name of each director who is an interested person of the Company, as defined in the 1940 Act.

Name, Address & Age	Position Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years	Other Directorships Held by Director
Gary U. Rollé* Transamerica Center 1150 S. Olive St. Los Angeles, CA 90015 Age 62	President and Chairman of the Board	Indefinite** President 1999 – present; Chairman since 2003	9	President and Chief Investment Officer, Transamerica Investment Management, LLC (1999 – present); President and Chief Investment Officer, Transamerica Investment Services (1967 – present)	N/A
Sidney E. Harris Georgia State University 35 Broad Street, Suite 718 Atlanta, Georgia 30303 Age 54	Director	Indefinite** 1995 – present	9	Dean of Robinson College of Business, Georgia State University (1997 – present).	The ServiceMaster Company (1994 – present) Total System Services, Inc. (1999 – present)
Charles C. Reed Aon Risk Services 707 Wilshire Blvd., Suite 6000 Los Angeles, CA 90017 Age 70	Director	Indefinite** 1995 – present	9	Vice Chairman of Aon Risk Services Inc. of Southern California (business risk management and insurance brokerage).	N/A
Carl R. Terzian Carl Terzian Associates 12400 Wilshire Blvd, Suite 200 Los Angeles, CA 90025 Age 68	Director	Indefinite** 1995 – present	9	Chairman of Carl Terzian Associates (public relations), 1969 – present	National Mercantile Bancorp (holding company) and Mercantile National Bank (1998 – present) Electronic Clearing House, Inc. (2002 – present)
Sandra N. Bane 303 Palmetto Drive Pasadena, CA 91105 Age 51	Director	Indefinite** 2003 – present	9	Retired CPA (1999 – present); Audit, KPMG (1975 – 1999)	Big 5 Sporting Goods (2002 – present)
Brian C. Scott 570 Carillon Parkway St. Petersburg, FL 33716 Age 60	Chief Executive Officer	Indefinite** 2003 – present	9	Director, President and Chief Executive Officer, ATFA, ATFS, ATSF, ATIS, IDEX Mutual Funds & Transamerica Income Shares, Inc. (2001 – present); President and CEO Endeavor Management Co. (2001 – 2002); CEO, Transamerica Investors, Inc. (2003 – present); Vice President, Life Investors Insurance Company of America, Peoples Benefit Life Insurance Company and Transamerica Life Insurance Company (2000 – present); Disbursement Officer, Transamerica Financial Life Insurance Company (1995 – present).	AEGON/Transamerica Series Fund, Inc. (2003 – present), IDEX Mutual Fund (2003 – present), Transamerica Investment Management, LLC (2002 – present); Transamerica Index Funds, Inc. (2002 – present)
John K. Carter 570 Carillon Parkway St. Petersburg, FL 33716 Age: 42	Vice President and Secretary	2003 – present	9	Director, Senior Vice President, General Counsel, Secretary and Compliance Officer, ATFA, ATIS and ATFS (2000 – present); Senior Vice President, General Counsel and Secretary, ATSF, IDEX Mutual Funds & TIS (1999 – present); Vice President, Counsel and Assistant Secretary, Transamerica Occidental Life Insurance Company (2001 – present); Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2000 – present); Vice President, Senior Counsel and Assistant Secretary, Transamerica Financial Life Insurance Company (2002 – present).	N/A
Kim D. Day 570 Carillon Parkway St. Petersburg, FL 33716 Age 48	Vice President and Treasurer	Indefinite** 2003 – present	9	Sr. Vice President ATFA (2004 – present); Principal Financial Officer ATSF and IDEX Mutual Funds (2003 – present); Vice President, Treasurer and Principal Financial Officer, ATSF and TIS; Vice President & Treasurer, ATFS, ATFA and ATIS; Assistant Vice President, WRL and Transamerica Occidental Life Insurance Company (1997 – 2001)	N/A
**Directors	serve an indefinite term until his/her successor is elected.

The directors are responsible for major decisions relating to the Funds’ objectives, policies and operations. Day-to-day decisions by the officers of the Funds are reviewed by the directors on a quarterly basis. During the interim between quarterly Board meetings, the Executive Committee is empowered to act when necessary for the Board of Directors. The sole member of the Executive Committee is Gary U. Rollé.

No officer, director or employee of Transamerica Investment Management, LLC, or any of its affiliates receives any compensation from the Company for acting as a director or officer of the Company. Each director of the Company who is not an interested person of the Company receives an annual fee of $10,000, and $1,000 for each meeting of the Company’s Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance.

Compensation Table

The following table provides compensation amounts paid to Disinterested Directors of the Funds for the fiscal year ended December 31, 2003.

Name of Person, Position	Aggregate Compensation from Transamerica Premier Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Directors from Transamerica Premier Funds
Sidney E. Harris	$16,000	—	$16,000
Charles C. Reed	$16,000	—	$16,000
Carl R. Terzian	$16,000	—	$16,000
Sandra N. Bane	$12,500	—	$12,500

Director Ownership of Equity Securities

The table below gives the dollar range of shares of Transamerica Premier Funds, as well as the aggregate dollar range of shares of all Funds advised and sponsored by Transamerica Investment Management, LLC, owned by each Director as of December 31, 2003.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies
Sidney E. Harris	Over $100,000	Over $100,000
Charles C. Reed	—	—
Carl R. Terzian	—	—
Sandra N. Bane	—	—

Committees of the Board

The Directors are responsible for major decisions relating to each Fund’s objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Directors has three standing committees that each perform specialized functions: an Audit Committee, Nominating Committee and Executive Committee.

Committee	Functions	Members	Number of Meetings Held During Last Fiscal Year
Audit Committee	Review the financial reporting process, the system of internal control, the audit process and the Transamerica Premier process for monitoring compliance and applicable laws and the Transamerica Premier Code of Ethics.	Independent Directors plus Bill Kwan (Ernst & Young)	2
Nominating Committee	Nominates and evaluates independent Director candidates. The Fund does not accept nominations from the shareholders.	Independent Directors	1
Executive Committee	Performs all functions as those performed by the Board of Directors, except as set forth in the Articles of Incorporation of Transamerica Investors, Inc.	Independent Directors plus Garry Rolle	N/A

The officers and directors of Transamerica Investors, Inc. together owned less than 1% of the shares of each of the equity Funds. As of April 12, 2004, the following shareholders owned 25% or more of the Class A Shares of the indicated Funds:

Shareholder	Transamerica Premier Fund	Percent Owned
Class A

Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd., Purchase NY 10577-2139	Premier Equity Fund Class A	99.22%

Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd., Purchase NY 10577-2139	Premier Core Equity Fund Class A	99.30%

Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd., Purchase NY 10577-2139	Premier Balanced Fund Class A	99.15%

Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd., Purchase NY 10577-2139	Premier Balanced Fund Class A	98.61%

Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd., Purchase NY 10577-2139	Premier Focus Fund Class A	99.25%

State Street Bank & Trust Co Cust for the IRA R/O Tempest Johnson 2644 Longleaf, Camilla GA 31730-3740	Premier Index Fund Class A	76.67%

Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd., Purchase NY 10577-2139	Premier Growth Opportunities Fund Class A	99.51%

Investors Bank & Trust Co and State Street Bank & Trust Co. holds these shares as nominees for the beneficial owners of such shares (none of whom individually own more than 25% of any of the Funds’ outstanding shares). With respect to such shares, these companies have no investment discretion and only limited discretionary voting power as nominee holders.

In addition, as of April 12, 2004, the following shareholders owned 5% or more of the Class A Shares of the indicated equity Funds:

Shareholder	Transamerica Premier Fund	Percent Owned
Class A

%

State Street Bank & Trust Co. Cust for the IRA R/O Steve Johnson 2644 Longleaf, Camilla GA 31730-3740	Premier Cash Reserve Fund Class A	18.81%

Image Axis 401(k) Plan TTEE of the Image Axis 401(k) Plan 38 West 21st St., New York NY 10010-6906	Premier Cash Reserve Fund Class A	5.15%

State Street Bank & Trust Co Cust for the IRA R/O Steve Johnson 2655 Longleaf, Camilla GA 31730-3740	Premier Index Fund Class A	20.42%

Trustees and Officers of the State Street Master Funds

The Trustees of the State Street Master Funds (the “Master Trust”) are responsible for generally overseeing the Master Trust’s business. The following table provides biographical information with respect to each Trustee and officer of the Master Trust. As of March 19, 2004, none of the Trustees were considered to be an “interested person” of the Master Trust, as that term is defined in the 1940 Act.

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 Age: 59	Trustee and Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 — present).	14	Trustee, State Street Institutional Investment Trust; Director of the Holland Series Fund, Inc.; and Director, The China Fund, Inc.

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 67	Trustee	Term: Indefinite Elected: 7/99	Trustee of Old Mutual South Africa Master Trust (investments) (1995 — present); Chairman emeritus, Children’s Hospital (1984 — present); Director, Boston Plan For Excellence (non-profit) (1994 — present); President and Chief Operations Officer, John Hancock Mutual Life Insurance Company (1959 — 1999). Mr. Boyan retired in 1999.	14	Trustee, State Street Institutional Investment Trust; and Trustee, Old Mutual South Africa Master Trust

Rina K. Spence 7 Acacia Street Cambridge, MA 02138 Age: 55	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (1998 — present); Member of the Advisory Board, Ingenium Corp. (technology company) (2001 —present); Chief Executive Officer, IEmily.com (internet company) (2000 —2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 — 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 —1998); Trustee, Eastern Enterprise (utilities) (1988 — 2000).	14	Trustee, State Street Institutional Investment Trust; Director of Berkshire Life Insurance Company of America; and Director, IEmily.com

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 63	Trustee	Term: Indefinite Elected: 7/99	Executive Vice President of Chase Manhattan Bank (1987 — 1999). Mr. Williams retired in 1999.	14	Trustee, State Street Institutional Investment Trust

Officers:

Donald A. Gignac State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 Age: 38	President	Term: Indefinite Elected: 8/03	Senior Vice President of State Street Bank and Trust Company (2002 — present); Vice President of State Street Bank and Trust Company (1993 to 2002).	—	—

Karen Gillogly State Street Bank and Trust Company One Federal Street Boston, MA 02110 Age: 37	Treasurer	Term: Indefinite Elected: 9/03	Vice President of State Street Bank and Trust Company (1999 — present); Audit Senior Manager, Ernst & Young LLP (1998-1999).	—	—

Julie A. Tedesco State Street Bank and Trust Company One Federal Street Boston, MA 02110 Age: 46	Secretary	Term: Indefinite Elected: 5/00	Vice President and Counsel of State Street Bank and Trust Company (2000 — present); Counsel of First Data Investor Services Group, Inc., (1994 — 2000).	—	—

The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonable incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust’s best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Standing Committees

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the Trust, and the Trust’s interestholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating Committee and Pricing.

The Audit Committee is composed of all the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. During the fiscal year ended December 31, 2003, the Audit Committee held two meetings.

The Nominating Committee is composed of all of the Independent Trustees. The Nominating Committee is responsible for nominating for election as Trustees all Trustee candidates. The Nominating Committee will consider nominees to the Board of Trustees recommended by interestholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2003, the Nominating Committee did not meet.

The Pricing Committee is composed of each Independent Trustee. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. During the fiscal year ended December 31, 2003, the Pricing Committee did not meet.

Trustee Ownership of Securities of the Trust or Adviser

As of December 31, 2003 none of the Independent Trustees had any ownership of securities of SSgA or any person directly or indirectly controlling, controlled by, or under common control with SSgA.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2003.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

William L. Boyan	None	None

Michael F. Holland	None	None

Rina K. Spence	None	None

Douglas T. Williams	None	None

Trustee Compensation

Pursuant to certain agreements with State Street and its affiliates, each Trustee receives for his or her services a $20,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting from State Street and its affiliates.

The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2003.

Name and Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust & Fund Complex Paid to Trustees
William L. Boyan, Trustee	$30,000	$0	$0	$30,000
Michael F. Holland, Trustee	$30,000	$0	$0	$30,000
Rina K. Spence, Trustee	$30,000	$0	$0	$30,000
Douglas T. Williams, Trustee	$30,000	$0	$0	$30,000

Investment Adviser

The Funds’ Investment Adviser is Transamerica Investment Management, LLC, (the “Adviser” or “TIM”), at 1150 South Olive Street, Los Angeles, California 90015. TIM is controlled by Transamerica Investment Services, Inc. (“TIS”), at the same address. TIS was adviser until January 1, 2000. Prior to May 1, 2003, TIS served as sub-adviser to the Funds, providing certain investment research and other services under an agreement with the Fund and the Adviser. Effective April 30, 2003, TIS resigned its position as sub-adviser.

The Adviser will: (1) supervise and manage the investments of each Fund and direct the purchase and sale of its investment securities; and (2) see that investments follow the investment objectives and comply with government regulations. The Investment Adviser is also responsible for the selection of brokers and dealers to execute transactions for each Fund. Some of these brokers or dealers may be affiliated persons of the Company, the Investment Adviser, Administrator, or the Distributor. Although it is the Company’s policy to seek the best price and execution for each transaction, the Investment Adviser may give consideration to brokers and dealers who provide the Funds with statistical information and other services in addition to transaction services. See “Brokerage Allocation” below.

As of November 1, 2002, the Premier Index Fund invests substantially all of its assets in a corresponding portfolio of the Master Trust that has the same investment objective as and investment policies that are substantially similar to those of the Fund. As long as the Premier Index Fund remains completely invested in the Portfolio (or any other investment company), the Investment Adviser is not entitled to receive any investment advisory fee with respect to the Fund. The Premier Index Fund may withdraw its investment from the Portfolio at any time if the Company’s Board of Directors determines that it is in the best interests of the Fund and its shareholders to do so. In the event that the Premier Index Fund withdraws its investment from the Master Trust or any other investment company, the Investment Adviser TIM will serve as investment adviser for the Premier Index Fund and shall receive the advisory fee described in the table below. For its services to the other Funds, the Adviser receives an advisory fee. The following fees are based on an annual percentage of the average daily net assets of each Fund. They are accrued daily, and paid monthly.

Transamerica Premier Fund	First $1 Billion	Next $1 Billion	Over $2 Billion
Premier Focus Fund	0.85%	0.82%	0.80%
Premier Equity Fund	0.85%	0.82%	0.80%
Premier Index Fund	0.30%	0.30%	0.30%
Premier Growth Opportunities Fund	0.85%	0.82%	0.80%
Premier Core Equity Fund	0.75%	0.72%	0.70%
Premier Balanced Fund	0.75%	0.72%	0.70%
Premier Bond Fund	0.60%	0.57%	0.55%
Premier High Yield Bond Fund	0.55%	0.52%	0.50%
Premier Cash Reserve Fund	0.35%	0.35%	0.35%

Following are the amounts of advisory fees earned1, amounts waived and net amounts received for each Fund over the last three fiscal years. Certain fees were waived by the Investment Adviser.

Transamerica Premier Fund Fiscal Year	Advisory fee Earned		Advisory fee Waived[2]			Advisory fee Net Received
Premier Focus Fund

2001 2002 2003	$ $ $	1,104,967 722,081 719,704	$ $ $	0 0 0		$ $ $	1,104,967 722,081 719,704
Premier Equity Fund

2001 2002 2003	$ $ $	1,555,584 1,061,642 1,263,585	$ $ $	0 0 0		$ $ $ $	1,555,584 1,061,642 1,263,585
Premier Index Fund

2001 2002 2003	$ $ $	137,882[3] 119,782 0	$ $ $	137,882 119,782 25,775	(4)	$ $ $	0 0 (25,775)
Premier Growth Opportunities Fund

2001 2002 2003	$ $ $	1,238,726 916,872 783,655	$ $ $	0 0 0		$ $ $	1,238,726 916,872 783,655
Premier Core Equity Fund

2001 2002 2003	$ $ $	95,767 916,872 122,863	$ $ $	0 0 17,306		$ $ $	95,767 916,872 105,557
Premier Balanced Fund

2001 2002 2003	$ $ $	1,007,234 1,052,335 1,210,152	$ $ $	0 0 0		$ $ $	1,007,234 1,052,335 1,210,152
Premier Bond Fund

2001 2002 2003	$ $ $	133,228 157,326 165,997	$ $ $	0 0 0		$ $ $	133,228 157,326 165,997
Premier High Yield Bond Fund
2001 2001 2003		$526,042 579,57 3		$4,754 58,399			521,288 521,17 4
Premier Cash Reserve Fund

2001 2002 2003	$ $ $	263,228 456,496 164,379	$ $ $	180,649 283,171 131,635		$ $ $	82,579 173,325 32,744

[1]	Presentation is on a Fund level, not a class level. Class level breakdown is not required by N1-A rules.

[2]	Assumes order of reimbursement/waiver is for class-specific expenses first, then waiver of advisory fees.

[3]	For the period of January 1, 2003 through November 11, 2002 (“Conversion Date”). After the conversion, the Fund stopped accruing an Advisory Fee.

[4]	Amount of reimbursement pursuant to expense limitations.

The Investment Adviser TIM is owned by Transamerica Investment Services, Inc., which is a wholly owned subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. Transamerica Corporation is owned by AEGON N.V., one of the world’s largest financial services and insurance groups.

SSgA is responsible for the investment management of the Portfolio pursuant to an Investment Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”), by and between the Adviser and the Master Trust. SSgA’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. As of December 31, 2003, SSgA managed approximately $92 billion in assets and, together with its affiliates, which comprise State Street Global Advisors, the investment management business of State Street Corporation, managed approximately $1.1 trillion in assets. ri.

Code of Ethics

The Trust and SSgA have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust, SSgA, or State Street Corporation, the parent company of SSgA.

Administrator

The Funds’ Administrator is AEGON/Transamerica Fund Services, Inc. (“ATFS”), 570 Carillon Parkway, St. Petersburg, FL 33716. The Administrator will: (1) provide the Funds with administrative and clerical services, including the maintenance of the Funds’ books and records; (2) arrange periodic updating of the Funds’ prospectus and any supplements; (3) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (4) provide the Funds with adequate office space and all necessary office equipment and services. The Administrator also provides services for the registration of Fund shares with those states and other jurisdictions where its shares are offered or sold. The Administrator has contracted with Investors Bank & Trust Company to perform certain administrative functions.

Each Fund pays all of its expenses not assumed by the Investment Adviser/ Administrator. This includes transfer agent and custodian fees and expenses, legal and auditing fees, printing costs of reports to shareholders, registration fees and expenses, 12(b)-1 fees, and fees and expenses of directors unaffiliated with Transamerica Corporation.

The Investment Adviser/Administrator may from time to time reimburse the Funds for some or all of their operating expenses. Such reimbursements will increase a Fund’s return. This is intended to make the Funds more competitive. This practice may be terminated at any time.

Prior to September 29, 2003, Transamerica Investment Management, LLC (“TIM”) was the Funds’ Administrator

The Funds paid the following administrative expenses for the last three fiscal years:

	2003	2002	2001
ATFS	N/A	N/A	N/A
TIM	N/A	N/A	N/A

Custodian and Transfer Agent

Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as custodian to the Funds. Under its custodian contract with the Company, IBT is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, IBT receives monthly fees charged to the Funds based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Company are held under bank custodianship in accordance with the 1940 Act.

Under a Transfer Agency Agreement, AEGON/Transamerica Investors Services, Inc. (“ATIS”), 570 Carillon Parkway, St. Petersburg, FL 33716, serves as the Funds’ transfer agent. The transfer agent is responsible for: a) opening and maintaining your account; b) reporting information to you about your account; c) paying you dividends and capital gains; and d) handling your requests for exchanges, transfers and redemptions. For these services, ATIS is paid $22 per year per open account; $1.50 per year per closed account; and applicable out-of-pocket expenses.

Distributor

AFSG Securities Corporation (“AFSG”), 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494, serves as the principal underwriter of shares of the Funds, which are continuously distributed. AFSG is a wholly owned subsidiary of Commonwealth General Corporation of Kentucky, which is a wholly owned subsidiary of AEGON U.S. Corporation. AFSG is registered with the Securities and Exchange Commission as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. AFSG may also enter into arrangements whereby Fund shares may be sold by other broker-dealers, which may or may not be affiliated with AFSG.

Fund	Investor Class*	Class A*
TA Premier Core Equity Fund	$30	$16

TA Premier Equity Fund	$326	$64

TA Premier Focus Fund	$199	$18

TA Premier Growth Opportunities Fund	$215	$22

TA Premier Balanced Fund	$374	$42

TA Premier Bond Fund	$58	$16

TA Premier Cash Reserve	—	$3

*	all amounts in thousands

Compensation: The following commissions and other compensation underwriting commissions were received by each principal underwriter from the Fund during the last fiscal year.

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokers Commissions	Other Compensation
AFSG Securities Corporation (effective: 12/05/03)	$644	-0-	-0-	N/A

Transamerica Securities Sales Corporation	$2,817	$5,489	N/A	N/A

Distribution of Shares of the Funds

The 12b-1 plan of distribution and related distribution contracts require the Investor Class of each Fund to pay distribution and service fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. If AFSG’s expenses are more than its fees for any Fund, the Fund will not have to pay more than those fees. If AFSG’s expenses are less than the fees, it will keep the excess. The Company will pay the distribution and service fees to AFSG until the distribution contracts are terminated or not renewed. In that event, AFSG’s expenses over and above any fees through the termination date will be AFSG’s sole responsibility and not the obligation of the Company. The Board will review the distribution plan, contracts and AFSG’s expenses.

The 12b-1 fee covers such activities as preparation, printing and mailing of the Prospectus and Statement of Additional Information for prospective customers, as well as sales literature and other media advertising, and related expenses. It can also be used to compensate sales personnel involved with selling the Funds. AFSG makes periodic payments of all or a portion of the 12(b)-1 fee to qualifying broker-dealers, certain financial institutions, or certain financial intermediaries to compensate them for services provided in connection with sales of Shares. The payments are based on the average net asset value of Shares of the Fund which are attributable to shareholders, including qualified retirement plans, for whom the broker-dealers are designated as the broker-dealer of record.

In the case a Fund or a class of shares is closed to new investors or investments, AFSG also may use the fees payable under the 12b-1 plan to make payments to broker-dealers and other financial intermediaries for past sales and distribution efforts.

During 2003, AFSG received $1,456,344 in 12b-1 fees, of which approximately $420,034 was spent on telemarketing and prospectus distribution, approximately $229,223 was spent on advertising and sales promotion, and approximately $741,223 was paid as compensation to broker-dealers for distribution and services.

From time to time, and for one or more Funds within each class of Shares, the Distributor may waive any or all of these fees at its discretion.

Proxy Voting

The Board of Directors has adopted proxy voting procedures pursuant to which the Company delegates to the Investment Adviser the authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings. A summary of the Investment Adviser’s proxy voting policies and procedures is provided in Appendix C of this SAI.

For the Portfolio’s underlying securities holdings, the Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Portfolio to SSgA as part of SSgA’s general management of the Portfolio, subject to the continuing oversight of the Trust’s Board. A summary of the Trust’s proxy voting policies and procedures is provided in Appendix C of this SAI.

The Funds will be required to file new SEC Form N-PX with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX will be made no later than August 31, 2004, for the 12-month period ending June 30, 2004. Once filed, the Form will be available without charge: (1) from the Funds, upon request by calling 1-800-892-7587; and (2) on the SEC’s website at www.sec.gov.

IRA Accounts

You can establish an Individual Retirement Account (“IRA”), either Regular or Roth IRA, or a Simplified Employee Pension (“SEP”) with your employer, or a Coverdell ESA for a child. Contributions to an IRA may be deductible from your taxable income or earnings may be tax-free, depending on your personal tax situation and the type of IRA. Please call 1-800-89-ASK-US (1-800-892-7587) for your IRA application kit, or for additional information. The kit has information on who qualifies for which type of IRA.

If you are receiving a distribution from your pension plan, or you would like to transfer your IRA account from another financial institution, you can continue to get tax-deferred growth by transferring these proceeds to a Transamerica Premier Fund IRA. If you want to rollover distributions from your pension plan to an IRA in one or more of the Funds, the money must be paid directly by your pension plan administrator to Transamerica Premier Funds to avoid a 20% federal withholding tax.

Retirement accounts are subject to a custodial fee of $15 per fund/annually, with a maximum fee of $30 per Social Security Number. The fee is generally waived if the total of the retirement account’s(s’) value, by Social Security Number, is more than $50,000.

General

Class a Shares are generally sold with a sales charge payable at the time of purchase (except for Shares of the Transamerica Premier Cash Reserve Fund). The Prospectus contains a table of applicable sales charges. For information about how to purchase Class A Shares of a Fund at net asset value through an employer’s defined contribution plan, please consult your employer. Certain purchases of Class A Shares may be subject to a contingent deferred sales charge (“CDSC”). See “Distribution of Shares” in the Prospectus.

The Funds are currently making a continuous offering of their shares. The Funds receive the entire net asset value of shares sold. The Funds will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of Class A Shares, the public offering price is the net asset value plus the applicable sales charge, if any. No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the New York Stock Exchange (“NYSE”). If the dealer receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Transamerica Premier Funds, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for shares of the Funds must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the Prospectus, except that (i) individual investments under certain employee benefit plans or tax qualified retirement plans may be lower, (ii) persons who are already shareholders may make additional purchases of $100 or more by sending funds directly to Transamerica Premier Funds, and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $50 or more. Information about these plans is available from investment broker-dealers or from Transamerica Premier Funds.

The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (“SEC”), exists, making disposal of a Fund’s investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of the Fund’s shareholders. A shareholder who pays for Fund shares by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 calendar days. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with federal funds or bank wire or by a certified or cashier’s check.

Purchases Not Subject to Sales Charges or Contingent Deferred Sales Charges (“CDSC”).

The Funds may sell shares without a sales charge or CDSC to:

a)	Current and retired Trustees of the Funds; officers of the Funds; directors and current and retired U.S. full-time employees of Transamerica Occidental Life Insurance Company, Transamerica Investment Services, Inc. and Transamerica Investment Management, LLC, their parent corporation and certain corporate affiliates; family members of and employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest.

b)	Employee benefit plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Fund sold with a sales charge).

c)	Clients of administrators of tax-qualified employee benefit plans which have entered into agreements with Transamerica Premier Funds.

d)	Registered representatives and other employees of broker-dealers having sales agreements with AFSG; employees of financial institutions having sales agreements with AFSG or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of Fund shares; and their spouses and children under age 21.

e)	A trust department of any financial institution purchasing shares of the Funds in its capacity as trustee of any trust, if the value of the shares of the Funds purchased or held by all such trusts exceeds $1 million in the aggregate.

f)	“Wrap accounts” maintained for clients of broker-dealers, financial institutions or financial planners who have entered into agreements with AFSG with respect to such accounts.

g)	Individual accounts and participants in employee benefit plan accounts that, prior to November 15, 2002, were held in accounts in the M Class of the Funds.

In addition, the Funds may issue their shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions of shares arising out of death or post-purchase disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC.

Combined Purchase Privilege

The following persons may qualify for the sales charge reductions or eliminations shown in the Prospectus by combining into a single transaction the purchase of Class A Shares with other purchases of any class of shares:

a)	an individual or a “company” as defined in Section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

b)	an individual, his or her spouse and their children under 21, purchasing for his, her or their own account;

c)	a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the “Code”));

d)	tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a “403(b) plan”) of the Code; and

e)	employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Transamerica Premier Funds (other than the Transamerica Premier Cash Reserve Fund) purchased at the same time through a single broker-dealer, if the broker-dealer places the order for such shares directly with Transamerica Premier Funds.

Cumulative Quantity Discount (Right of Accumulation)

A purchaser of Class A Shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above in the section titled “Combined Purchase Privilege”) with certain other shares of any class of Transamerica Premier Funds already owned. The applicable sales charge is based on the total of:

1)	the investor’s current purchase; and

2)	the maximum public offering price (at the close of business on the previous day) of:

a)	all shares held by the investor in all of the Transamerica Premier Funds (except the Transamerica Premier Cash Reserve Fund); and

b)	any shares of the Transamerica Premier Cash Reserve Fund acquired by exchange from other Transamerica Premier Funds; and

3)	the maximum public offering price of all shares described in paragraph (ii) owned by another shareholder eligible to participate with the investor in a “combined purchase” (see above).

To qualify for the combined purchase privilege or to obtain the cumulative quantity discount on a purchase through a broker-dealer, when each purchase is made the investor or broker-dealer must provide Transamerica Premier Funds with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Transamerica Premier Funds when making direct cash investments.

Revenue Sharing Arrangements

AFSG and certain of its affiliates, out of their own resources and not out of fund assets (i.e., without additional cost to the funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Funds, including affiliates of AFSG. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid by the funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. They would not be reflected in the fees and expenses listed in the fees and expenses sections of the prospectus.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Funds and/or investors in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of gross sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount.

In addition, while AFSG typically pays only a portion of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made (see the section titled “Broker-Dealer Reallowances of this SAI”), AFSG may, on occasion, pay the entire sales charge.

From time to time, AFSG and/or its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events.

The compensation received by brokers and other financial intermediaries through sales charges, other fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace.

Investors may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her broker or financial intermediary how he/she will be compensated under such arrangements for investments made in the Funds.

Letter of Intent

Investors may also obtain the reduced sales charges for Class A Shares shown in the Prospectus for investments of a particular amount by means of a written Letter of Intent, which expresses the investor’s intention to invest that amount (including certain “credits,” as described below) within a period of 13 months in shares of any class of the Funds or any other continuously offered Transamerica Premier Funds (excluding the Transamerica Premier Cash Reserve Fund). Each purchase of Class A Shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement. The 13-

month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Letter of Intent equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Letter of Intent which are eligible for purchase under a Letter of Intent (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the “combined purchase privilege” (see above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge without regard to the Letter of Intent that would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor’s dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Letter of Intent. No sales charge adjustment will be made unless and until the investor’s dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor’s dealer and AFSG in accordance with the Prospectus.

Letter of Intent forms may be obtained from Transamerica Premier Funds or from broker-dealers. interested investors should read the Letter of Intent carefully.

Broker-Dealer Reallowances

AFSG Securities Corporation (“AGSG” or the “Distributor”) receives all sales charges and pays appropriate amounts to qualifying broker-dealers to compensate them for services provided in connection with sales of Shares.

Commissions paid to broker-dealers on sales of Shares are as follows:

	Amount of Investment
Broker-Dealer Commission By Fund	Under $50,000	$50,000 to $99,999	$100,000 to $249,999	$250,000 to $499,999	$500,000 to $999,999
Premier Aggressive Growth	4.50%	3.75%	2.75%	1.75%	1.25%
Premier Growth Opportunities	4.50%	3.75%	2.75%	1.75%	1.25%
Premier Equity	4.50%	3.75%	2.75%	1.75%	1.25%
Premier Value	4.50%	3.75%	2.75%	1.75%	1.25%
Premier Index	4.50%	3.75%	2.75%	1.75%	1.25%
Premier Balanced	4.50%	3.75%	2.75%	1.75%	1.25%
Premier High Yield Bond	4.50%	3.75%	2.75%	1.75%	1.25%
Premier Bond	4.00%	3.25%	2.50%	1.75%	1.00%
Premier Cash Reserve	none	none	none	none	none

Qualified investors, including qualified retirement plans, initially investing more than $1 million in the Funds receive Shares at net asset value. AFSG pays commissions on sales at net asset value at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million and 0.50% thereafter on all Funds except the Premier Cash Reserve Fund.

AFSG or its affiliates may also pay, out of its own assets and not out of Fund assets, for administrative or distribution services provided by brokers and other financial intermediaries. Investors may be able to obtain more information about these payments and services from their brokers and other financial intermediaries and should so inquire if they would like additional information.

AFSG may suspend or modify such payments to broker-dealers. The payments are subject to the continuation of the relevant distribution plan, the terms of service agreements between broker-dealers and AFSG. They are also subject to any applicable limits imposed by the National Association of Securities Dealers, Inc.

Investor Share Redemptions in Excess of $250,000

If you request a redemption of up to $250,000, the amount will be paid in cash. If you redeem more than $250,000 from any one account in any one Fund in a 90-day period, we reserve the right to pay you in securities in lieu of cash. For redemption greater than $250,000, the Company reserves the right to give you marketable securities instead of cash.

The securities delivered will be selected at the sole discretion of the Fund. They will be readily marketable with an active and substantial secondary market given the type of companies involved and the characteristics of the markets in which they trade, but will not necessarily be representative of the entire Fund. They may be securities that the Fund regards as least desirable. You may incur brokerage costs in converting the securities to cash.

The method of valuing securities used to make the redemptions will be the same as the method of valuing securities described under “Determination of Net Asset Value” later in this document. Such valuation will be made as of the same time the redemption price is determined.

This right is designed to give the Funds the option to lessen the adverse effect of large redemptions on the Fund and its non-redeeming shareholders. For example, assume that a shareholder redeems $1 million on a given day and that the Fund pays him $250,000 in cash and is required to sell securities for $750,000 to raise the remainder of the cash to pay him. The securities valued at $750,000 on the day of the redemption may bring a lower price when sold thereafter, so that more securities may be sold to realize $750,000. In that case, the redeeming shareholder’s proceeds would be fixed at $750,000 and the market risk would be imposed on the Fund and its remaining shareholders, who would suffer the loss. By delivering securities instead of cash, the market risk is imposed on the redeeming shareholder. The redeeming shareholder (not the Fund) bears the brokerage cost of selling the securities.

Exchange Privilege

Except as otherwise set forth in this section, by calling Transamerica Premier Funds, investors may exchange shares between accounts with identical registrations. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Transamerica Premier Funds by telephone to exercise exchanges.

Transamerica Premier Funds also makes exchanges promptly after receiving instructions in good order. If the shareholder is a corporation, partnership, agent, or surviving joint owner, the Funds will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Fund, completion of an exchange may be delayed under unusual circumstances if the Fund were to suspend redemptions or postpone payment for the Fund shares being exchanged, in accordance with federal securities laws. Prospectuses of the other Funds are available from Transamerica Premier Funds or investment dealers having sales contracts with AFSG. The prospectus of each Fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. The Funds reserve the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Transamerica Premier Funds.

Brokerage Allocation

Subject to the direction of the Board, the Investment Adviser has responsibility for making a Fund’s investment decisions, for effecting the execution of trades for a Fund and for negotiating any brokerage commissions thereon. It is the Investment Adviser’s policy to obtain the best price and execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm’s capital position), and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

The Investment Adviser receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades in a Fund’s securities and advice as to the valuation of securities. The research services provided by brokers through which the Funds effect securities transactions can be used by the Investment Adviser in servicing all of its accounts and not all of these services may be used by the Adviser in connection with the Funds. The Investment Adviser considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund’s securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction.

Consistent with federal legislation, the Investment Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The Investment Adviser’s judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Investment Adviser’s opinion as to which services and which means of payment are in the long-term best interests of the Funds. The Investment Adviser will not effect any brokerage transactions in the Funds’ securities with any affiliate of the Company, the Investment Adviser, or ATSF except in accordance with applicable SEC rules.

Subject to the foregoing, in certain circumstances, in selecting brokerage firms to effect the execution of trades for a Fund, the Investment Adviser may also consider the ability for a broker/dealer to provide client referrals and to provide rebates of commissions by a broker to a Fund, or other account managed by the Investment Adviser, or to a third party service provider of a Fund, or other account managed by the Investment Adviser or to pay a Fund or other account expense. In recognition of the value of the foregoing factors, and in the possible research or other services provided, the Investment Adviser may place Fund transactions with a broker or dealer with whom it has negotiated commission that is in excess of commission another broker/dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research and/or other service provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of the Investment Adviser.

Certain executive officers of the Investment Adviser also have supervisory responsibility with respect to the securities of the Investment Adviser’s own accounts. In placing orders for the purchase and sale of debt securities for a Fund, the Investment Adviser will normally use its own facilities. A Fund and another fund or another advisory client of the Investment Adviser, or the Investment Adviser itself, may desire to buy or sell the same publicly traded security at or about the same time. In such a case, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Fund and the other funds, the relative size of holdings of the same or comparable securities, availability of cash for investment by a Fund and the other funds, and the size of their respective investment commitments.

Over the last three fiscal years all classes of the Funds have paid the following brokerage commissions:

Transamerica Premier Funds	2003	2002	2001
Premier Focus Fund	$253,169	$172,276	$192,062
Premier Equity Fund	$194,915	$164,701	$202,704
Premier Index Fund	$—	$8,405	$9,827
Premier Growth Opportunities Fund	$139,715	$218,133	$190,653
Premier Core Equity Fund	$26,112	$30,946	$18,483
Premier Balanced Fund	$92,994	$105,002	$164,753
Premier Bond Fund	$—	$2,000	$0
Premier High Yield Bond Fund	$—	$6,011	$4,042
Total	$706,905	$707,474	$782,524

On December 31, 2003, the Premier Focus Fund held stock in Investment Technology Group, Inc. with a value of $2,403,700 and stock in Legg Mason, Inc. with a value of $3,640,500. The Premier Growth Opportunities Fund held stock in Investment Technology Group, Inc. with a value of $3,018,600. The Premier Core Equity Fund held stock in Investment Technology Group, Inc. with a value of $156,520. In 2002, Investment Technology Group and Legg Mason Inc. were among these Funds’ regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

Determination of Net Asset Value

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund, and each class of each Fund. In accordance with procedures adopted by the Board, the net asset value per share is calculated by determining the net worth of each Fund (assets, including securities at market value, minus liabilities) divided by the number of that Fund’s outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). Each Fund will compute its net asset value once daily at the close of such trading on each day that the New York Stock Exchange is open for business (as described in the Prospectus).

In the event that the New York Stock Exchange, the Federal Reserve, or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board will reconsider the time at which net asset value is computed. In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Assets of the Funds (other than the Transamerica Premier Cash Reserve Fund) are valued as follows:

a)	Equity securities and other similar investments (“Equities”) listed on any U.S. or foreign stock exchange are valued at the last sale price on that exchange. The National Association of Securities Dealers Automated Quotation System (“NASDAQ”) . If no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices. Equities traded on a foreign exchange will be valued at the official bid price.

b)	Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices.

c)	Debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Investment Adviser and approved by the Board.

d)	Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded.

e)	Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies.

f)	Forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts.

g)	All other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Investment Adviser to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board.

h)	Debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost, which approximates market value.

Equities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern time) Reuters spot rate. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board.

All of the assets of the Transamerica Premier Cash Reserve Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board has determined that to be in the best interests of the Transamerica Premier Cash Reserve Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund which uses available market quotations to value all of its securities. The Board has established procedures reasonably designed, taking into account current market conditions and the Transamerica Premier Cash Reserve Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Transamerica Premier Cash Reserve Fund’s net asset value might still decline.

Performance Information

The performance information which may be published for the Funds is historical. It is not intended to represent or guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.

The Transamerica Premier Equity, Transamerica Premier Index, Transamerica Premier Balanced, Transamerica Premier Bond, and Transamerica Premier Cash Reserve Funds have the same investment adviser and the investment goals and policies, and their strategies are substantially similar in all material respects as the separate accounts which preceded such Funds and were operated in the same manner as such Funds. The Transamerica High Yield Bond separate account transferred (converted) all its assets to the Transamerica Premier High Yield Bond Fund in exchange for shares in the Fund. The separate accounts are not registered with the SEC, nor are they subject to Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). Therefore, they were not subject to the investment limitations, diversification requirements, and other restrictions that apply to the Funds. If the separate accounts had been subject to

Subchapter M of the Code or regulated as investment companies under the securities laws, their performance may have been adversely affected at times. The separate account performance figures are not the Funds’ own performance and should not be considered a substitute for the Funds’ own performance. Separate account performance should not be considered indicative of any past or future performance of the Funds.

Average Annual Total Return for Non-Money Market Funds

The Company may publish total return performance information about the Funds. Fund performance usually will be shown either as cumulative total return or average periodic total return compared with other mutual funds by public ranking services, such as Lipper, Inc. Cumulative total return is the actual performance over a stated period of time. Average annual total return is the hypothetical return, compounded annually, that would have produced the same cumulative return if the Fund’s performance had been constant over the entire period. Each Fund’s total return shows its overall dollar or percentage change in value. This includes changes in the share price and reinvestment of dividends and capital gains.

A Fund can also separate its cumulative and average annual total returns into income results and capital gains or losses. Each Fund can quote its total returns on a before-tax or after-tax basis.

Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

P(1 + T)[n] = ERV

Where:
P	=	a hypothetical initial payment of $1,000

T	=	an average annual total return

N	=	the number years

ERV	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, 10 year period (or fractional portion thereof)

Average Annual Total Returns (as of 12/31/ 03) Fund

	1 year	5 years	10 years	Since Inception	Inception Date
Transamerica Premier Focus Fund	39.54%	0.94%	—	3.65%	7/1/97
Transamerica Premier Growth Opportunities Fund	34.10	3.97	—	8.33	7/1/97
Transamerica Premier Equity Fund	30.46	(1.60)	—	0.01	10/2/95
Transamerica Premier Index Fund	28.50	(0.93)	—	0.71	10/2/95
Transamerica Premier Core Equity Fund	25.79	1.82	—	3.31	4/1/98
Transamerica Premier Balanced Fund	22.91	5.64	—	7.20	10/2/95
Transamerica Premier Bond Fund	5.66	3.60	—	4.15	0/2/95
Transamerica Premier Cash Reserve Fund	0.57	3.23	—	3.39	10/2/95

Cumulative Total Returns

From time to time, the Portfolio may disclose cumulative total returns in conjunction with the standard format described above. The cumulative total returns will be calculated using the following formula:

CTR = (ERV/P) - 1

Where:
CTR	=	The cumulative total return net of Portfolio recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Money Market Fund Yields

From time to time, the Transamerica Premier Cash Reserve Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Current yield for the Transamerica Premier Cash Reserve Fund will be computed by determining the net change, exclusive of capital changes at the beginning of a seven-day period in the value of a hypothetical investment, subtracting any deductions from shareholder accounts, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of effective yield begins with the same base period return used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)365/7] - 1

Yields for Transamerica Premier Cash Reserve Fund

7-day Current Yield as of 12/31/ 03 = 0.49%

7-day Effective Yield as of 12/31/ 03 = 0.49%

30-Day Yield for Non-Money Market Funds

Although 30-day yields are not used in advertising, they are available upon request. Quotations will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

Yield = 2[({[a-b]/cd} + 1)6 - 1]

Where:

a = dividends and interest earned during the period

b = the expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period

d = the maximum offering price per share on the last day of the period

Taxes

Each fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund’s total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. Shareholders of a regulated investment company generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RICs investment income, net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). (See, however, the discussion of TA IDEX Federated Tax Exempt, below.) If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund’s available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•	Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•	Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

•	Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%

Upon the sale or other disposition of Fund shares, or upon receipt of a distribution in complete liquidation of a Fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of Fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain on disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on a Fund, the balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to the Fund to the extent that the income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing Fund,” then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing Fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the Fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not exigible for the reduced rate of tax on “qualifying dividends.”

In addition, another election may be available that would involve marking to market a Fund’s PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the Fund level under the excess distribution rules would be eliminated, but a Fund could incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit a Gund’s ability to make an election with respect to PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements. — Certain options, futures contracts, and forward contracts in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a Fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

The requirements applicable to a Fund’s qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be taxed as the rate of tax applicable to ordinary income.

Market Discount — If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount. — Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales. — These rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation. — Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund’s shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund’s assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Foreign Currency Transactions. — Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

The treatment of income dividends and capital gains distributions by a Fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a Fund’s management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

A Fund may be required to withhold U.S. federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a.	fail to provide the fund with their correct taxpayer identification number,

b.	fail to make required certifications or,

c.	have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder’s U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding

Other Information

Legal Matters

An opinion of counsel as to the legality of the shares of the Funds has been given by John K. Carter, Esq., Vice President of Transamerica Investment Management, LLC.

Independent Auditors

Ernst & Young LLP, 725 S. Figueroa Street, Los Angeles, California 90017, serves as independent auditors for the Funds, and in that capacity examines the annual financial statements of the Company.

Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Company and the shares of the Funds discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of certain other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

Bond Ratings

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.

Although securities ratings are considered when making investment decisions, the Investment Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. This analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects are also considered.

Because of the greater number of considerations involved in investing in lower-rated securities, the achievement of the Transamerica Premier High Yield Bond Fund’s objectives depends more on the analytical abilities of the investment team than is the case with the Transamerica Premier Balanced Fund and the Transamerica Premier Bond Fund, which both invest primarily in securities in the higher rating categories.

For more detailed information on bond ratings, including gradations within each category of quality, see Appendix A.

Disclosure Regarding S&P® Trademark

The Premier Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill companies, Inc., (“S&P®”). S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general stock market performance. S&P®’s only relationship to the Licensee Adviser the licensing of certain trademarks and trade names of the S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to the Licensee or the Fund. S&P® has no obligation to take the needs of the Licensee or the owner of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Financial Statements

The audited financial statements of the Funds for the fiscal year ended December 31, 2003 which are contained in the Annual Report of the Company, are incorporated herein by reference. Copies of the Annual Report are provided without charge to every person requesting a copy of the Statement of Information.

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service, Inc. and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus.

Moody’s Investors Service, Inc.

Aaa: Bonds with this rating are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds with this rating generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

Standard & Poor’s Corporation

AAA: This rating is the highest rating assigned by Standard & Poor’s and is indicative of a very strong capacity to pay interest and repay principal.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

Appendix B

Description of Fixed-Income Instruments

U.S. Government Obligations

Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less; Treasury Notes have maturities of one to ten years; and Treasury Bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

Certificates of Deposit

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks, savings and loan associations or savings banks against funds deposited in the issuing institution.

Time Deposits

Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.

Bankers’ Acceptance

A bankers’ acceptance is a draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper

Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

Variable Rate, Floating Rate, or Variable Amount Securities

Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

Corporate Debt Securities

Corporate debt securities are debt issued by a corporation that pays interest and principal to the holders at specified times.

Asset-Backed Securities

Asset-backed securities are securities which represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

Participation Interests in Loans

A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan’s terms.

International Organization Obligations

International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development, international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

Custody Receipts

A Fund may acquire custody receipts in connection with securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities. Such custody receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. These custody receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS). For certain securities law purposes, custody receipts are not considered U.S. government securities.

Pass-Through Securities

The Funds may invest in mortgage pass-through securities such as Government National Mortgage Association (GNMA) certificates or Federal National Mortgage Association (FNMA) and other mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of investment principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool of pass-through securities. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.

Appendix C

Proxy Voting Procedures

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual as adopted by the Fund.

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board.

However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse
•	Implement or renew a dead-hand or modified dead-hand poison pill
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Failed to act on takeover offers where the majority of the shareholders tendered their shares
•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
•	Are audit committee members and the non-audit fees paid to the auditor are excessive.
•	Are inside directors or affiliated outside directors and the full board is less than majority independent
•	Sit on more than six boards
•	Are members of a compensation committee that has allowed a pay-for-performance disconnect as described in Section 8 (Executive and Director Compensation).

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
•	Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties
•	Two-thirds independent board
•	All-independent key committees
•	Established governance guidelines

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry
•	Management’s track record
•	Background to the proxy contest
•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:

In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

•	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

•	Cash compensation, and

•	Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or
•	Offering period is greater than 27 months, or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm
•	The triggering mechanism should be beyond the control of management
•	The amount should not exceed three times base salary plus guaranteed benefits

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. Social and Environmental Issues

Consumer Issues and Public Safety

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
•	The availability and feasibility of alternatives to animal testing to ensure product safety, and
•	The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance
•	The company’s standards are comparable to or better than those of peer firms, and
•	There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region
•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending
•	Whether the company already limits price increases of its products
•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
•	The extent that peer companies implement price restraints

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs
•	Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
•	The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees
•	The company’s existing healthcare policies, including benefits and healthcare access for local workers
•	Company donations to healthcare providers operating in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:

•	The company’s actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations
•	The company’s initiatives in this regard compared to those of peer companies

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
•	Whether the company has adequately disclosed the financial risks of its subprime business
•	Whether the company has been subject to violations of lending laws or serious lending controversies
•	Peer companies’ policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
•	The risk of any health-related liabilities.

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
•	Whether the company has gone as far as peers in restricting advertising
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
•	Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected
•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

•	The percentage of the company’s business affected
•	The feasibility of a spinoff
•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Environment and Energy

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills
•	The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
•	Environmentally conscious practices of peer companies, including endorsement of CERES
•	Costs of membership and implementation.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:

•	Approximate costs of complying with current or proposed environmental laws
•	Steps company is taking to reduce greenhouse gasses or other environmental pollutants
•	Measurements of the company’s emissions levels
•	Reduction targets or goals for environmental pollutants including greenhouse gasses

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or
•	The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are recycling
•	The timetable prescribed by the proposal
•	The costs and methods of implementation
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are switching from fossil fuels to cleaner sources
•	The timetable and specific action prescribed by the proposal
•	The costs of implementation
•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

Sustainability Report

Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:

•	A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or
•	A report based on Global Reporting Initiative (GRI) or similar guidelines.

Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:

•	The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or
•	The company has publicly committed to using the GRI format by a specific date

General Corporate Issues

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay
•	The degree that social performance is already included in the company’s pay structure and disclosed
•	The degree that social performance is used by peer companies in setting pay
•	Violations or complaints filed against the company relating to the particular social performance measure
•	Artificial limits sought by the proposal, such as freezing or capping executive pay
•	Independence of the compensation committee
•	Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor Standards and Human Rights

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and
•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country
•	The company’s workplace code of conduct
•	Proprietary and confidential information involved
•	Company compliance with U.S. regulations on investing in the country
•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
•	Agreements with foreign suppliers to meet certain workplace standards
•	Whether company and vendor facilities are monitored and how
•	Company participation in fair labor organizations
•	Type of business
•	Proportion of business conducted overseas
•	Countries of operation with known human rights abuses
•	Whether the company has been recently involved in significant labor and human rights controversies or violations
•	Peer company standards and practices
•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations

•	The company has no recent human rights controversies or violations, or
•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989
•	Company antidiscrimination policies that already exceed the legal requirements
•	The cost and feasibility of adopting all nine principles
•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
•	The potential for charges of reverse discrimination
•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
•	The level of the company’s investment in Northern Ireland
•	The number of company employees in Northern Ireland
•	The degree that industry peers have adopted the MacBride Principles
•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Military Business

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components
•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs
•	Whether the company currently or in the past has manufactured cluster bombs or their components
•	The percentage of revenue derived from cluster bomb manufacturing
•	Whether the company’s peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran, taking into account current disclosure on:

•	The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
•	Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or
•	The disclosures sought could compromise proprietary information.

Workplace Diversity

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or
•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity
•	Comparison with peer companies
•	Established process for improving board diversity
•	Existence of independent nominating committee
•	Use of outside search firm
•	History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs
•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive
•	The company has well-documented programs addressing diversity initiatives and leadership development
•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

State Street Master Funds

State Street Institutional Investment Trust

Proxy Voting Policy and Procedures

The Board of Trustees of State Street Master Funds and State Street Institutional Investment Trust (the “Trusts”) has determined that it is in the best interests of the Trusts and their respective series (each, a “Fund” and collectively, the “Funds”) for the Trusts to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

Policy

It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to SSgA Funds Management, Inc. (the “Adviser”) as a part of the Adviser’s general management of the Funds’ portfolios, subject to the Board’s continuing oversight. The Board of Trustees of the Trusts (the “Board”) hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

Procedures

The following are the procedures adopted by the Board for the administration of this policy:

Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trusts at least annually. Such voting record information shall be in a form acceptable to the Trusts and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trusts and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest[1], the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended and the rules promulgated thereunder.

D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund’s principal underwriter or Adviser and the applicable Fund’s shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trusts that a conflict of interest cannot be resolved under the Adviser’s Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trusts of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. Annual Filing

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.2

Disclosures

[1]	As it is used in this document, the term “conflict of interest” refers to a situation in which the principal underwriter, Adviser or affiliated persons of the principal underwriter or Adviser have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter’s or Adviser’s independence of judgment and action with respect to the voting of the proxy.

[2]	The Trusts must file their first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

The Trusts shall include in its registration statement:

A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts’ toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

The Trusts shall include in its annual and semi-annual reports to shareholders:

A statement disclosing that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts’ toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

Review of Policy.

The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Statement of Additional Information—May 1, 2004

Transamerica Premier Funds

Investor and Institutional Shares

Equity Funds

Transamerica Premier Focus Fund

Transamerica Premier Equity Fund

Transamerica Premier Index Fund

Transamerica Premier Growth Opportunities Fund

Transamerica Premier Core Equity Fund

Combined Equity & Fixed Income Fund

Transamerica Premier Balanced Fund

Fixed Income Funds

Transamerica Premier Bond Fund

Transamerica Premier High Yield Bond Fund

Transamerica Premier Cash Reserve Fund

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About the Statement of Additional Information

Transamerica Investors, Inc. (the “Company”) is an open-end, management investment company of the series type offering a number of portfolios, known collectively as the Transamerica Premier Funds. This Statement of Additional Information (the “SAI”) pertains to the Investor Class and the Institutional Class of shares of the Transamerica Premier Funds (the “Fund or Funds”) listed above. Each Fund is managed separately and has its own investment objective, strategies and policies. Each class of each Fund has its own levels of expenses and charges. The minimum initial investment for the Investor Shares is $1,000 per Fund, or $250 to open an IRA. The minimum initial investment for the Institutional Shares is $1,000,000 per Fund. This SAI is not the prospectus: it contains information additional to that available in the Prospectus. Please refer to the Prospectus first, then to this document. Please read it carefully. Save it for future reference.

About the Prospectus

This SAI should be read in connection with the current Prospectus dated May 1, 2004. The Prospectus is available without charge by calling, 1-800-89-ASK-US (1-800-892-7587).

Terms used in the Prospectus are incorporated by reference in this SAI. The Annual Report is also incorporated by reference in this SAI, and it is delivered to you with the SAI. We have not authorized any person to give you any other information.

Contents	Page
Investment Goals and Policies	3
Investment Restrictions	16
Management of the Company	19
Purchase and Redemption of Shares	37
Brokerage Allocation	39
Determination of Net Asset Value	40
Performance Information	41
Taxes
Other Information	45
Proxy Voting Procedures	50
Disclosure Regarding S&P Trademark	69
Financial Statements	73
Appendix A: Description of Corporate Bond Ratings	71
Appendix B: Description of Fixed-Income Instruments	73

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Investment Goals and Policies

The investment goals stated in the Prospectus for each Fund are fundamental. This means they can be changed only with the approval of a majority of shareholders of such Fund. The strategies and policies described in the Prospectus are not fundamental. Strategies and policies can be changed by the Board of Directors of the Company (“Board”) without your approval. If any investment goals of a Fund change, you should decide if the Fund still meets your financial needs.

The achievement of each Fund’s investment goal will depend on market conditions generally and on the analytical and portfolio management skills of the Investment Adviser. There can be no assurance that the investment goal of any of the Funds will be achieved.

Transamerica Premier Index Fund (the “Premier Index Fund”) invests all of its investable assets in the State Street Equity 500 Index Portfolio (the “Portfolio”), a series of State Street Master Funds, which has an investment objective identical to the Premier Index Fund. In reviewing the investment objective and policies of the Premier Index Fund you should assume that the investment objective and policies of the Portfolio are the same in all material respects as those of the Premier Index Fund and that, so long as the Premier Index Fund has invested its assets in the Portfolio, the descriptions below of the Premier Index Fund’s investment strategies, policies and limitations should be read as applicable to the Portfolio.

Buying and Selling Securities

In general, the Funds purchase and hold securities for capital growth, current income, or a combination of the two, depending on the Fund’s investment objective. Portfolio changes can result from liquidity needs, securities reaching a price objective, anticipated changes in interest rates, a change in the creditworthiness of an issuer, or from general financial or market developments. Because portfolio changes usually are not tied to the length of time a security has been held, a significant number of short-term transactions may occur.

The Funds may sell one security and simultaneously purchase another of comparable quality. The Funds may simultaneously purchase and sell the same security to take advantage of short-term differentials and bond yields. In addition, the Funds may purchase individual securities in anticipation of relatively short-term price gains.

Portfolio turnover has not been and will not be a consideration in the investment process. The Investment Adviser buys and sells securities for each Fund whenever it believes it is appropriate to do so. Increased turnover results in higher costs. These costs result from brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Increased turnover may also result in additional short-term gains. Short-term gains are taxable to shareholders as ordinary income, except for tax-qualified accounts (such as IRAs and employer sponsored pension plans).

For the calendar year 2003, the portfolio turnover rate for each Fund was: 59% for the Transamerica Premier Focus Fund; 29% for the Transamerica Premier Growth Opportunities Fund; 38% for the Transamerica Premier Equity Fund; 24% for the Transamerica Premier Core Equity Fund; 39% for the Transamerica Premier Balanced Fund; 171% for the Transamerica Premier High Yield Bond Fund; and 179% for the Transamerica Premier Bond Fund. The turnover rate for the Transamerica Premier Cash Reserve Fund is zero for regulatory purposes. A portfolio turnover rate is not calculated for Transamerica Premier Index, the portfolio turnover rate for the portfolio was 12%. A 100% annual turnover rate would occur if all of a Fund’s securities were replaced one time during a one-year period.

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High Yield (‘Junk’) Bonds

The Transamerica Premier High Yield Bond Fund purchases high yield bonds (commonly called ‘junk’ bonds). These are lower-rated bonds that involve higher current income but are predominantly speculative because they present a higher degree of credit risk than investment-grade bonds. The other Funds, except the Transamerica Premier Index and Transamerica Premier Cash Reserve Funds, may purchase these securities to a limited extent. The Investment Adviser needs to carefully analyze the financial condition of companies issuing junk bonds. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, the issuers’ unique financial situations, and the bonds’ coupon than to small changes in the level of interest rates. But during an economic downturn or a period of rising interest rates, highly leveraged companies can have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing.

The Funds may also invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Changes by recognized rating services in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the owning Fund’s net asset value.

Periods of economic or political uncertainty and change can create volatility in the price of junk bonds. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities may also be harder to sell than higher rated securities because of negative publicity and investor perceptions of this market, as well as new or proposed laws dealing with high yield securities. For many junk bonds, there is no established retail secondary market. As a result, it may be difficult for the Investment Adviser to accurately value the bonds because they cannot rely on available objective data.

The Funds will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Investment Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objectives.

At times, a substantial portion of a Fund’s assets may be invested in securities of which the Fund, by itself or together with other Funds and accounts managed by the Investment Adviser, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Investment Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

In order to enforce its rights in the event of a default of these securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on the securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

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The Funds may invest in zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and may pay interest either only at maturity, or subsequent to the issue date prior to maturity, rather than at regular intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Certain investment grade securities in which a Fund may invest share some of the risk factors discussed above with respect to lower-rated securities.

Restricted and Illiquid Securities

The Funds may purchase certain restricted securities of U.S. issuers (securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but can be offered and sold to qualified institutional buyers pursuant to Rule 144A under that Act) and limited amounts of illiquid investments, including illiquid restricted securities.

Up to 15% of a Fund’s net assets may be invested in securities that are illiquid, except that the Transamerica Premier Cash Reserve Fund may only invest 10% of its net assets in such securities. Securities are considered illiquid when there is no readily available market or when they have legal or contractual restrictions.

Illiquid investments include restricted securities, repurchase agreements that mature in more than seven days, fixed time deposits that mature in more than seven days and participation interests in loans. These investments may be difficult to sell quickly for their fair market value.

Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term of seven days. The Investment Adviser will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) that the Board or the Investment Adviser have determined to be liquid will be treated as such.

The Securities and Exchange Commission (“SEC”) staff has taken the position that fixed time deposits maturing in more than seven days, that cannot be traded on a secondary market, and participation interests in loans are not readily marketable and are therefore illiquid. A considerable amount of time may elapse between a Fund’s decision to dispose of restricted or illiquid securities and the time which such Fund is able to dispose of them, during which time the value of such securities (and therefore the value of the Fund’s shares) could decline.

Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors under Rule 144A may not be considered illiquid if a dealer or institutional trading market exists. The institutional trading market is relatively new. However, liquidity of a Fund’s investments could be impaired if trading for these securities does not further develop or declines. The Investment Adviser determines the liquidity of Rule 144A securities under guidelines approved by the Board.

Derivatives

Each Fund, except for Transamerica Premier Cash Reserve Fund, may use options, futures, forward contracts, and swap transactions (derivatives). The Funds may purchase, or write, call or put options on securities or on indexes (options) and may enter into interest rate or index futures contracts for the purchase or sale of instruments based on financial indexes (futures contracts), options on futures contracts, forward contracts, and interest rate swaps and swap-related products.

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By investing in derivatives, the Investment Adviser may seek to protect a Fund against potentially unfavorable movements in interest rates or securities prices, or attempt to adjust a Fund’s exposure to changing securities prices, interest rates, or other factors that affect securities values. This is done in an attempt to reduce a Fund’s overall investment risk. Although it will not generally be a significant part of a Fund’s strategies, the Investment Adviser may also use derivatives to enhance returns. Opportunities to enhance returns arise when the derivative does not reflect the fair value of the underlying securities. None of the Funds will use derivatives for leverage.

Risks in the use of derivatives include: (1) the risk that interest rates and securities prices do not move in the directions being hedged against, in which case the Fund has incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; (2) imperfect correlation between the price of derivatives and the movements of the securities’ prices or interest rates being hedged; (3) the possible absence of a liquid secondary market for any particular derivative at any time (some derivatives are not actively traded but are custom designed to meet the investment needs of a narrow group of institutional investors and can become illiquid if the needs of that group of investors change); (4) the potential loss if the counterparty to the transaction does not perform as promised; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences.

The Transamerica Premier Bond Fund and Transamerica Premier Balanced Fund may invest in derivatives with respect to no more than 20% of each Fund’s assets; Transamerica Premier Index Fund may invest with respect to no more than 35% of its assets. The Board will closely monitor the Investment Adviser’s use of derivatives in each of the Funds to assure they are used in accordance with the investment objectives of each Fund.

Options on Securities and Securities Indexes

The Funds may write (i.e., sell) covered call and put options on any securities in which they may invest. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A Fund would normally write a call option in anticipation of a decrease in the market value of securities of the type in which it may invest. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on securities transactions alone. However, by writing the call option a Fund might forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, a Fund accepts the risk that it might be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In addition, a Fund may cover a written call option or put option by maintaining liquid securities in a segregated account with its custodian or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

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A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in the Fund. A Fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as closing purchase transactions.

A Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize a loss on the purchase of the call option.

A Fund would normally purchase put options in anticipation of a decline in the market value of its securities (protective puts) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a Fund would realize a loss on the purchase of the put option.

A Fund would purchase put and call options on securities indexes for the same purposes as it would purchase options on individual securities.

Risks Associated with Options Transactions

There is no assurance that a liquid secondary market will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on

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that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Funds may purchase and sell both options that are traded on U.S., United Kingdom, and other exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Fund in options on securities and securities indexes will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser of the Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary securities transactions. The successful use of protective puts for hedging purposes depends in part on an ability to anticipate future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts

The Funds may purchase and sell futures contracts and may also purchase and write options on futures contracts. A Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities), securities indexes, and other financial instruments and indexes. A Fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy or sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current securities through the sale of futures contracts. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Transamerica Premier Index Fund will use options and futures contracts only to achieve its performance objective of matching the return on the S&P 500®.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund’s futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

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Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible in the effective price or rate of return on securities that a Fund owns or proposes to acquire. A Fund may, for example, take a short position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s securities.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s securities and futures contracts based on other financial instruments, securities indexes or other indexes, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of a Fund’s securities may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities. When hedging of this character is successful, any depreciation in the value of the Fund’s securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a long position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or interest rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the option premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will increase transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted, a Fund will engage in futures transactions and in related options transactions only for bona fide hedging or to increase total return to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund’s futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, a Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), that Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is

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closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures, for the purpose of increasing total return, will not exceed 5% of the Fund’s net asset value, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each Fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and the position which the Fund intends to protect, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between a Fund’s futures positions and current positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to these Funds for hedging purposes are various futures on U.S. government securities and securities indexes.

Swap Transactions

The Funds may, to the extent permitted by the SEC, enter into privately negotiated swap transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve swapping a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indexes.

By entering into swap transactions, a Fund may be able to protect the value of a portion of its securities against declines in market value. A Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time.

A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While a Fund will only enter into swap transactions with counterparties it considers creditworthy, a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. Each Fund will monitor the creditworthiness of parties with which it has swap transactions. If the other party to the swap transaction defaults on its obligations, a Fund would be limited to contractual remedies under the swap agreement. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, the Funds will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net

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basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts.”

Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments. See “Restricted and Illiquid Securities.”

To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. Therefore, a Fund will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Funds to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in a Fund, or to facilitate the implementation of strategies of purchasing and selling assets for a Fund.

Interest Rate Swaps

The Funds may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Investment Adviser believes that swaps do not constitute senior securities as defined in the Investment Company Act of 1940, as amended (“1940 Act”) and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. A Fund will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the swap is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Foreign Securities

The Funds may invest in foreign securities. The Transamerica Premier Index Fund invests only in American Depositary Receipts (“ADR”s) that are selected by the Standard & Poor’s Corporation to be included in the S&P 500® Index. The Fund may invest in foreign securities. Foreign securities, other than ADRs, will be held in custody by an approved selected sub-custodian, who will handle transactions with Euro-clear, the securities clearance and depository facilities operated by Morgan Guaranty Trust Company of New York in Brussels, Belgium.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign securities transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility.

Changes in foreign currency exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

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Short Sales

The Funds may sell securities which they do not own or own but do not intend to deliver to the buyer (sell short) if, at the time of the short sale, the Fund making the short sale owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow the Funds to hedge against price fluctuations by locking in a sale price for securities they do not wish to sell immediately.

A Fund may make a short sale when it decides to sell a security it owns at a currently attractive price. This allows the Fund to postpone a gain or loss for federal income tax purposes and to satisfy certain tests applicable to regulated investment companies under the Code. The Funds will only make short sales if the total amount of all short sales does not exceed 10% of the total assets of the Fund. This limitation can be changed at any time.

Purchase of When-Issued Securities

The Funds may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of the Fund’s net assets would be so invested. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Funds’ risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

When a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to the Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such security it will be required to segregate assets. See “Segregated Accounts.”

Segregated Accounts

In connection with when-issued securities, firm commitment agreements, futures, the writing of options, and certain other transactions in which a Fund incurs an obligation to make payments in the future, such Fund may be required to segregate assets with its custodian in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid securities.

Lending of Securities

Subject to investment restriction number 2 titled “Lending” (relating to loans of securities), as a means to earn additional income a Fund may lend its securities to brokers and dealers that are not affiliated with the Investment Adviser, are registered with the Commission and are members of the National Association of Securities Dealers (“NASD”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the United States government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by applicable law, as reviewed daily. A Fund lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of the Investment Adviser. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund must have the right to call the loan and obtain the securities loaned at any time on three days notice. This includes the right to call the loan to enable the Fund to execute shareholder voting rights. Such loans cannot exceed

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one-third of the Fund’s net assets taken at market value. Interest on loaned securities cannot exceed 10% of the annual gross income of the Fund (without offset for realized capital gains). A Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy.

A Fund lending securities will incur credit risks as with any extension of credit. The Fund risks delay in recovering the loaned securities should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. Lending securities to broker-dealers and institutions could result in a loss or a delay in recovering the Fund’s securities.

The lending policy described in this paragraph is a fundamental policy that can only be changed by a vote of a majority of shareholders.

Indebtedness

From time to time, the Funds may purchase the direct indebtedness of various companies (Indebtedness) or participation in such Indebtedness. The Transamerica Premier Core Equity Fund is more likely to invest in such securities than the other Funds. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company (Bank Claims). The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Bank Claims, a Fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Such Bank Claims purchased by a Fund may be in the form of loans, notes or bonds.

The Funds normally invest in the Indebtedness which has the highest priority of repayment by the company. However, on occasion, lower priority Indebtedness also may be acquired.

Indebtedness of companies may also include Trade Claims. Trade Claims generally represent money due to a supplier of goods or services to the companies issuing indebtedness. Company Indebtedness, including Bank Claims and Trade Claims, may be illiquid (as defined below).

Borrowing Policies of the Funds

The Funds may borrow money from banks or engage in reverse repurchase agreements, for temporary or emergency purposes. Each Fund may borrow up to one-third of the Fund’s total assets. To secure borrowings, each Fund may mortgage or pledge securities in an amount up to one-third of the Fund’s net assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. The Fund will not make any additional investments, other than reverse repurchase agreements, while the level of the borrowing exceeds 5% of the Fund’s total assets.

Variable Rate, Floating Rate, or Variable Amount Securities

The Funds may invest in variable rate, floating rate, or variable amount securities. These are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. They are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

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Short-term corporate obligations may also include variable amount master demand notes. Variable amount master notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Typically these notes provide that the interest rate is set daily by the borrower. The rate is usually the same or similar to the interest rate on commercial paper being issued by the borrower. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at the face value, plus accrued interest, at any time. Accordingly, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund considers earning power, cash flow, and other liquidity ratios of the issuer. The Funds will only invest in master demand notes of U.S. issuers. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Funds may invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for all other commercial paper issuers. A Fund will not invest more than 25% of its assets in master demand notes.

Repurchase Agreements

The Funds may enter into repurchase agreements. Repurchase agreements have the characteristics of loans by a Fund, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of a repurchase agreement the Fund retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by the Investment Adviser and which have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the United States government or its agencies or instrumentalities, in which the Fund may otherwise invest. A Fund will not invest in repurchase agreements maturing in more than seven days if that would result in more than 10% of the Fund’s net assets being so invested when taking into account the remaining days to maturity of its existing repurchase agreements.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. If the seller is unable to make a timely repurchase, the expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Funds have established procedures to evaluate the creditworthiness of parties making repurchase agreements.

Reverse Repurchase Agreements and Leverage

The Funds may enter into reverse repurchase agreements with Federal Reserve member banks and U.S. securities dealers from time to time. In a reverse repurchase transaction the Fund sells securities and simultaneously agrees to repurchase them at a price which reflects an agreed-upon rate of interest. The Fund will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with, or prior to, the expiration of the reverse

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repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

Reverse repurchase agreements are a form of leverage which increases the opportunity for gain and the risk of loss for a given change in market value. In addition, the gains or losses will cause the net asset value of a Fund’s shares to rise or fall faster than would otherwise be the case. There may also be a risk of delay in the recovery of the underlying securities if the opposite party has financial difficulties. A Fund’s obligations under all borrowings, including reverse repurchase agreements, will not exceed one-third of the Fund’s net assets.

The use of reverse repurchase agreements is included in the Fund’s borrowing policy and is subject to the limits of Section 18(f)(1) of the 1940 Act. During the time a reverse repurchase agreement is outstanding, each Fund that has entered into such an agreement maintains a segregated account with its Custodian containing cash or other liquid securities having a value at least equal to the repurchase price under the reverse repurchase agreement.

Municipal Obligations

The Funds, except the Transamerica Premier Index Fund, may invest in municipal obligations. The equity Funds may invest in such obligations as part of their cash management techniques. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features which enable the Fund to demand payment from the issuer or a financial intermediary on short notice.

Small Capitalization Stocks

Except for the Premier Cash Reserve Fund, the Funds may invest in small capitalization stocks. The securities of small companies are usually less actively followed by analysts and may be under-valued by the market, which can provide significant opportunities for capital appreciation; however, the securities of such small companies may also involve greater risks and may be subject to more volatile market movements than securities of larger, more established companies. The securities of small companies are often traded in the over-the counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small companies are likely to be subject to more abrupt or erratic market movements than securities of larger, more established companies.

Over-The-Counter-Market

The Funds may invest in over-the-counter stocks. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. Low trading volumes may make it difficult to find a buyer or seller for the securities of some companies. This will have an effect on the purchase or selling price of a stock.

Mortgage-Backed and Asset-Backed Securities

The Funds may invest in mortgage-backed and asset-backed securities. The Transamerica Premier Bond Fund is more likely to invest in such securities than the other Funds. Mortgage-backed and asset-backed securities are generally securities evidencing ownership or interest in pools of many individual mortgages or other loans. Part of the cash flow of these securities is from the early payoff of some of the underlying loans. The specific amount and timing of such prepayments is difficult to predict, creating prepayment risk. For example, prepayments on Government National Mortgage Association certificates (“GNMA”s) are more likely to increase during periods of declining long-term interest rates because borrowers tend to refinance when interest rates drop. In the event of very high prepayments, the Funds may be required to

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invest these proceeds at a lower interest rate, causing them to earn less than if the prepayments had not occurred. Prepayments are more likely to decrease during periods of rising interest rates, causing the expected average life of the underlying mortgages to become longer. This variability of prepayments will tend to limit price gains when interest rates drop and to exaggerate price declines when interest rates rise.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds and strips. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from face value. A single lump sum, which represents both principal and interest, is paid at maturity. Strips are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero coupon bonds. The market value of zero coupon bonds and strips generally is more sensitive to interest rate fluctuations than interest-paying securities of comparable term and quality.

Investments in Other Investment Companies

Up to 10% of each Fund’s (except the Premier Index Fund) total assets may be invested in the shares of other investment companies, but only up to 5% of its assets may be invested in any one other investment company. In addition, no Fund (except the Premier Index Fund) may purchase more than 3% of the outstanding shares of any one investment company. The Premier Index Fund may, to the extent permitted under the Investment Company Act of 1940, as amended, and exemptive rules and orders thereunder, invest in shares of other investment companies with investment policies and objectives which are substantially similar to the Fund’s (which might result in duplication of certain fees and expenses).

Special Situations

The Funds may invest in “special situations” from time to time. A special situation arises when, in the opinion of the Investment Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a merger proposal or buyout, a leveraged recapitalization, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. It is not the policy of any of the Funds to select investments based primarily on the possibility of one or more of these investment techniques and opportunities being presented.

Investment Restrictions

Investment restrictions numbered 1 through 10 below have been adopted as fundamental policies of the Funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Fund will operate as a diversified company within the meaning of the 1940 Act, except the Transamerica Premier Focus Fund, which will operate as a non-diversified fund. The non-diversified Fund reserves the right to become diversified by limiting its investments in which more than 5% of the Fund’s total assets are invested. Investment restrictions 11 through 14 may be changed by a vote of the Board of Directors of the Company at any time.

1. Borrowing

Each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of a Fund’s total assets, the Fund will not make any additional investments.

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2. Lending

No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33.33% of the Fund’s assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

3. 5% Fund Rule

Except for the Transamerica Premier Focus Fund, no Fund may purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Fund, other than the Transamerica Premier Cash Reserve Fund, may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. With respect to the Transamerica Premier Focus Fund, no more than 25% of the Fund’s total assets may be invested in the securities of a single issuer (other than cash items and government securities); and, with respect to 50% of the Fund’s total assets, no more than 5% may be invested in the securities of a single issuer (other than cash items and government securities). Transamerica Premier Cash Reserve Fund may invest more than 5% of the Fund’s total assets, but not more than 25% of the Fund’s total assets, in the securities of one issuer for a period not to exceed three business days.

4. 10% Issuer Rule

No Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund’s investments in government securities and (b) up to 25% of the value of the assets of a Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act.

5. 25% Industry Rule

No Fund may invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry, including non-domestic banks or any foreign government. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities. For the Transamerica Premier Cash Reserve Fund, investments in the following are not subject to the 25% limitation: repurchase agreements and securities loans collateralized by United States government securities, certificates of deposit, bankers’ acceptances, and obligations (other than commercial paper) issued or guaranteed by United States banks and United States branches of foreign banks.

6. Underwriting

No Fund may underwrite any issue of securities, except to the extent that the sale of securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

7. Real Estate

No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the event of a default by that issuer.

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8. Short Sales

No Fund may make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

9. Margin Purchases

No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by a Fund.

10. Commodities

No Fund may invest in commodities, except that each Fund (other than the Transamerica Premier Cash Reserve Fund) may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the Prospectus.

11. Securities of Other Investment Companies

No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the Fund’s total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the Fund’s total assets would be invested in the securities of any one investment company; or (c) the Fund would own more than 3% of the total outstanding voting securities of any investment company.

As a non-fundamental policy, the Premier Index Fund may, notwithstanding any other investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations the Premier Index Fund (which might result in duplication of certain fees and expenses).

12. Invest for Control

No Fund may invest in companies for the purposes of exercising control or management.

13. Warrants

The Transamerica Premier Cash Reserve Fund may not invest in any form of warrants.

14. Restricted and Illiquid Securities

No Fund will invest more than 15% (10% for the Transamerica Premier Cash Reserve Fund) of its net assets in illiquid investments, which includes most repurchase agreements maturing in more than seven days, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable, and restricted securities, unless the Investment Adviser determines, based upon a continuing review of the trading markets and available reliable price information for the specific security, that such restricted securities are eligible to be deemed liquid under Rule 144A. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. In no event will any Fund’s investment in illiquid securities, in the aggregate, exceed 15% (10% for the Transamerica Premier Cash Reserve Fund) of its assets. If through a change in values, net assets, or other circumstances, any Fund were in a position where more than 15% of its assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.

The Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient

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oversight and be ultimately responsible for the determinations. When no market, dealer, or matrix quotations are available for a security, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor each Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

Management of the Company

Transamerica Investors, Inc.

Transamerica Investors, Inc. was organized as a Maryland corporation on February 22, 1995. The Company is registered with the SEC under the 1940 Act as an open-end management investment company of the series type. Each Fund constitutes a separate series. All series, except the Transamerica Premier Focus Fund (formerly Premier Aggressive Growth Fund), are diversified investment companies. Each series has three classes of shares, Investor Shares, Institutional Shares and A Shares. This SAI describes the Investor Class and Institutional Class of shares only. For more information about the A Shares, available through brokers, call 800-892-7587. The Company reserves the right to issue additional classes of shares in the future without the consent of shareholders, and can allocate any remaining unclassified shares or reallocate any unissued classified shares. The fiscal year-end of the Company is December 31.

Except for the differences noted, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued, is fully paid and nonassessable. Each share of each class of a Fund represents an identical legal interest in the investments of the Fund. Each class has certain expenses related solely to that class. Each class will have exclusive voting rights under any 12b-1 distribution plan related to that class. In the event that a special meeting of shareholders is called, separate votes are taken by each class only if a matter affects, or requires the vote of, that class. Although the legal rights of holders of each class of shares are identical, it is likely that the difference in expenses will result in different net asset values and dividends. The classes may have different exchange privileges.

As a Maryland corporation, the Company is not required to hold regular annual meetings of shareholders. Ordinarily there will be no shareholder meetings, unless requested by shareholders holding 10% or more of the outstanding shares of the Company, or unless required by the 1940 Act or Maryland law. You are entitled to cast one vote for each share you own of each Fund. At a special shareholders meeting, if one is called, issues that affect all the Funds in substantially the same way will be voted on by all shareholders, without regard to the Funds. Issues that do not affect a Fund will not be voted on by the shareholders of that Fund. Issues that affect all Funds, but in which their interests are not substantially the same, will be voted on separately by each Fund.

Directors and Officers

Responsibility for the management and supervision of the Company and its Funds rests with the Board. The Investment Adviser is subject to the direction of the Board.

The names of the directors and executive officers of the Company, their business addresses and their principal occupations during the past five years are listed below. Each of the officers listed below is an employee of an entity that provides services to the Funds. An asterisk (*) appears after the name of each director who is an interested person of the Company, as defined in the 1940 Act.

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Name, Address & Age	Position Held with Transamerica Investors, Inc.	Term f Office and Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years	Other Directorships Held by Director
Gary U. Rollé* Transamerica Center 1150 S. Olive St. Los Angeles, CA 90015 Age 62	President and Chairman of the Board	Indefinite** President 1999 – present; Chairman since 2003	9	President and Chief Investment Officer, Transamerica Investment Management, LLC, 2000 – present; President and Chief Investment Officer, Transamerica Investment Services, 1967 – present	N/A

Sidney E. Harris Georgia State University 35 Broad Street, Suite 718 Atlanta, Georgia 30303 Age 54	Director	Indefinite** 1995 – present	9	Dean of Robinson College of Business, Georgia State University, 1997 – present.	The ServiceMaster Company (1994 – present) Total System Services, Inc. (2000 – present)

Charles C. Reed Aon Risk Services 707 Wilshire Blvd., Suite 6000 Los Angeles, CA 90017 Age 70	Director	Indefinite** 1995 – present	9	Vice Chairman of Aon Risk Services Inc. of Southern California (business risk management and insurance brokerage), 1994 – present.	N/A

Carl R. Terzian Carl Terzian Associates 12400 Wilshire Blvd, Suite 200 Los Angeles, CA 90025 Age 68	Director	Indefinite** 1995 – present	9	Chairman of Carl Terzian Associates (public relations), 1969 – present	National Mercantile Bancorp (holding company) and Mercantile National Bank (1998 – present) Electronic Clearing House, Inc. (2002 – present)

Sandra N. Bane 303 Palmetto Drive Pasadena, CA 91105 Age: 51	Director	Indefinite** 2003-present	9	Retired CPQ (1999-present); Audit KPMG (1975-1999)	Big 5 Sporting Goods (2002-present)

Brian C. Scott 570 Carillon Parkway St. Petersburg, FL 33716 Age 60	Chief Executive Officer	Indefinite** 2003-present	9	Director, President and Chief Executive Officer, ATFA, ATFS, ATSF, ATIS, IDEX Mutual Funds & Transamerica Income Shares, Inc. (2001-present). President and CEO, Endeavor Management Co. (2001-2002)	AEGON/Transamerica Series Fund, Inc. (2003-present). IDEX Mutual Fund (2003-present). Transamerica Investment Management, LLC (2002-present). Transamerica Index Funds, Inc. (2002-present)

John K. Carter 570 Carillon Parkway St. Petersburg, FL 33716 Age: 42	Vice President and Secretary	2003-present	9	Director, Senior Vice President, General Counsel, Secretary and Compliance Officer, ATFA, ATIS and ATFS (2000-present); Senior Vice President, General Counsel and Secretary, ATSF, IDEX Mutual Funds & TIS (1999-present); Vice President, Counsel and Assistant Secretary, Transamerica Occidental Life Insurance Company (2001 – present); Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2000-present); Vice President, Senior Counsel and Assistant Secretary, Transamerica Financial Life Insurance Company (2002-present).	N/A

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Kim D. Day 570 Carillon Parkway St. Petersburg, FL 33716 Age 48	Vice President and Treasurer	Indefinite** 2003-present	9	Sr. Vice President ATFA (2004-present). Principal Financial Officer ATSF and IDEX Mutual Funds (2003-present). Vice President, Treasurer and Principal Financial Officer, ATSF and TIS. Vice President & Treasurer, ATFS, ATFA and ATIS. Assistant Vice President, WRL.	N/A

**Directors serve an indefinite term until his/her successor is elected.

The directors are responsible for major decisions relating to the Funds’ objectives, policies and operations. Day-to-day decisions by the officers of the Funds are reviewed by the directors on a quarterly basis. During the interim between quarterly Board meetings, the Executive Committee is empowered to act when necessary for the Board of Directors. The sole member of the Executive Committee is Gary U. Rollé.

No officer, director or employee of Transamerica Investment Management LLC, or any of its affiliates receives any compensation from the Company for acting as a director or officer of the Company. Each director of the Company who is not an interested person of the Company receives an annual fee of $10,000, and $1,000 for each meeting of the Company’s Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance.

Name of Person, Position	Aggregate Compensation from Transamerica Premier Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Directors from Transamerica Premier Funds
Sidney E. Harris	$16,000	—	$16,000
Charles C. Reed	$16,000	—	$16,000
Carl R. Terzian	$16,000	—	$16,000
Sandra N. Bane	$12,500	—	$12,500

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies
Sidney E. Harris	Over $100,000	Over $100,000
Charles C. Reed	—	—
Carl R. Terzian	—	—
Sandra N. Bane	—	—

The officers and directors of Transamerica Investors, Inc. together owned less than 1% of the shares of each of the equity Funds. As of April 12, 2004, the following shareholders owned 25% or more of the Investor Class shares of the indicated Funds:

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Shareholder	Transamerica Premier Fund	Percent Owned
Investor Class

ARC Reinsurance Corporation AEGON Management 51 JFK Parkway, Short Hills, NJ 07078	Premier Bond Fund	69.81%

Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd, Purchase NY 10577-2139	Premier Balanced Fund	40.11%

Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St, San Francisco, CA 94104-4122	Premier Focus Fund	25.41%

Charles Schwab & Co Inc, Mutual Funds Dept 101 Montgomery St, San Francisco, CA 94104-4122	Premier High Yield Bond Fund	35.07%

Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd., Purchase NY 10577-2139	Premier Core Equity Fund	40.09%
Institutional Class:

Transamerica Life Ins & Annuity Co Transamerica High Yield BD Separate Acct 1150 S Olive St T-4, Los Angeles, CA 90015-2211	Premier High Yield Bond Fund	100.00%

In addition, as of April 12, 2004, the following shareholders owned 5% or more of the Investor Class of the Funds:

Investor Class:

ARC Reinsurance Corporation AEGON Management 51 JFK Parkway, Short Hills NJ 07078	Premier Focus Fund	12.61%

National Financial Services 200 Liberty St., 5th Fl 1 World Financial Ctr., New York NY 10281-1003	Premier Focus Fund	9.48%

Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd., Purchase NY 10577-2139	Premier Focus Fund	7.64%%

Charles Schwab & Co Inc 101 Montgomery St., San Francisco CA 94014-4122	Premier Balanced Fund	21.08%

Transamerica Occidental Life Ins Corp 1150 S Olive Street, Los Angeles CA 90015-2211	Premier Balanced Fund	7.01%

BARB & Co c/o AMCORE Investment Group NA PO Box 4599, Rockford IL 61110-4599	Premier Balanced Fund	5.02%

Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd., Purchase NY 10577-2139	Premier Bond Fund	8.31%%

Charles Schwab & Co Inc, Mutual Fund Dept 101 Montgomery St, San Francisco, CA 94104-4122	Premier Equity Fund	23.34%

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Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd, Purchase, NY 10577-2139	Premier Equity Fund	12.72%

Scudder Trust Co TTEE FBO Mohawk Carpet Co Retirement Saving Plan II P.O. Box 1757, Salem, NY 03079-1143	Premier Equity Fund	9.64%

National Financial Services 200 Liberty St, 5th Fl 1 World Financial Ctr, New York, NY 10281-1003	Premier High Yield Bond Fund	9.45%

ARC Reinsurance Corporation, Corp Acct AEGON Management 51 JFK Parkway, Short Hills, NJ 07078	Premier Index Fund	14.06%

Transamerica Occidental Life Ins, Corp Account 1150 S Olive Street, T-27, Los Angeles, CA 90015-2211	Premier Index Fund	12.21%

Investors Bank & Trust Company as TTEE Cust For Various Retirement Plans 4 Manhattanville Rd, Purchase, NY 10577-2139	Premier Index Fund	10.31%

Charles Schwab & Co Inc, Mutual Funds Dept101 Montgomery St., San Francisco CA 94014-4122	Premier Growth Opportunitie Funds	23.49%

Investors Bank and Trust Company as TTEE Cust For Various Retirement Plans 4 Manhattanville Rd, Purchase, NY 10577-2139	Premier Growth Opportunities Fund	17.40%

ARC Reinsurance Corp, AEGON Management 51 JFK Parkway, Short Hills, NJ 07078	Premier Growth Opportunities Fund	13.39%

National Financial Services 200 Liberty St, 5th Fl, 1 World Financial Ctr New York, NY 10281-1003	Premier Growth Opportunities Fund	10.32%

ARC Reinsurance Corp, AEGON Management 51 JFK Parkway, Short Hills, NJ 07078	Premier Core Equity Fund	16.67%

Kansas Post-Secondary Education Savings Plan – 695 Moderage Agg PO Box 419200, Kansas City MO 64141-6200	Premier Core Equity Fund	7.98%

Charles Schwab & Co Inc, Mutual Funds Dept 101 Montgomery St, San Francisco, CA 94104-4122	Premier Core Equity Fund	7.55%

Kansas Post-Secondary Education Savings Plan – 695 Aggressive PO Box 419200, Kansas City MO 64141-6200	Premier Core Equity Fund	7.20%

Institutional

As of April 12, 2004, Transamerica Life Insurance and Annuity Company, 1150 S. Olive Street, Los Angeles, CA 90015 owned 100% of the Institutional Class shares of the Premier High Yield Bond Fund.

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As of April 12, 2004, ARC Reinsurance Corporation, 51 JFK Parkway, Short Hills, NJ 07078 owned 68.10% of the outstanding shares of the Bond Fund, and thus may be deemed to be able to control the outcome of any matter submitted to a vote of the shareholders of that Fund.

Charles Schwab & Co., Inc., Investors Bank & Trust Co. and National Financial Services hold these shares as nominees for the beneficial owners of such shares (none of whom individually own more than 25% of any of the Funds’ outstanding shares). With respect to such shares, these companies have no investment discretion and only limited discretionary voting power as nominee holders.

In addition, as of March 1, 2004, the following shareholders owned 5% or more of the Investor Class shares of the indicated equity Funds:

Shareholder	Transamerica Premier Fund	Percent Owned
INVESTOR CLASS

Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St, San Francisco, CA 94104-4122	Focus Fund	24.57%

ARC Reinsurance Corporation AEGON Management, 51 JFK Parkway, Short Hills, NJ 07078	Focus Fund	12.75%

National Financial Services 200 Liberty St 5th Fl 1 World Financial Ctr, New York, NY 10281-1003	Focus Fund	9.75%

Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd, Purchase, NY 10577-2139	Focus Fund	7.39%

Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St, San Francisco, CA 94104-4122	Equity Fund	23.41%

Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd, Purchase, NY 10577-2139	Equity Fund	12.58%

Scudder Trust Co TTEE FBO Mohawk Carpet Co Retirement Savings Plan II PO Box 1757, Salem, NH 03079-1143	Equity Fund	9.15%

National Financial Services 200 Liberty St 5th Fl, 1 World Financial Ctr, New York, NY 10048-0202	Equity Fund	5.84%

ARC Reinsurance Corporation AEGON Management 51 JFK Parkway, Short Hills, NJ 07078	Index Fund	14.48%

Transamerica Occidental Life Ins Corp Acct 1149 S Broadway St Ste B-527 Los Angeles, CA 90015-2263	Index Fund	12.58%

Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd, Purchase, NY 10577-2139	Index Fund	10.38%

Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd, Purchase, NY 10577-2139	Core Equity Fund	49.97%

ARC Reinsurance Corporation, AEGON Management 51 JFK Parkway, Short Hills, NJ 07078	Core Equity Fund	21.67%

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Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St, San Francisco, CA 94104-4122	Core Equity Fund	9.79%

Investors Bank & Trust Co as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd, Purchase, NY 10577-2139	Balanced Fund	38.74%

Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St, San Francisco, CA 94104-4122	Balanced Fund	21.23%

Transamerica Occidental Life Ins Corp Acct 1150 S Olive St,T-27 Los Angeles, CA 90015-2263	Balanced Fund	7.01%

National Financial Services 200 Liberty St 5th Fl 1 World Trade Ctr, New York, NY 10048-0202	Balanced Fund	5.83%

ARC Reinsurance Corporation, AEGON Management 51 JFK Parkway, Short Hills, NJ 07078	Bond Fund	68.10%

Investors Bank & Trust as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd, Purchase, NY 10577-2139	Bond Fund	9.04%

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Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St, San Francisco, CA 94104-4122	High Yield Bond Fund	25.67%

Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St, San Francisco, CA 94104-4122	Growth Opportunities Fund	22.27%

Investors Bank & Trust as TTEE Cust for Various Retirement Plans 4 Manhattanville Rd, Purchase, NY 10577-2139	Growth Opportunities Fund	17.88

ARC Reinsurance Corporation, AEGON Management 51 JFK Parkway, Short Hills, NY 07078	Growth Opportunities Fund	13.92%

National Financial Services 200 Liberty Street, 5th FL, 1 World Financial Ctr New York, NY 10281-1003	Growth Opportunities Fund	9.02%

INSTITUTIONAL SHARES

Transamerica Life Ins & Annuity Co. 1150 S Olive Street, T4, Los Angeles, CA 90015-2211	High Yield Bond Fund	100.00%

Charles Schwab & Company, Inc., National Financial Services and Investors Bank & Trust Co. hold these shares as nominees for the beneficial owners of such shares (none of whom individually own more than 5% of any of the Funds’ outstanding shares). With respect to such shares, these companies have no investment discretion and only limited discretionary voting power as nominee holders.

Trustees and Officers of the State Street Master Funds

The Trustees of the State Street Master Funds (the “Master Trust”) are responsible for generally overseeing the Master Trust’s business. The following table provides biographical information with respect to each Trustee and officer of the Master Trust. As of March 19, 2004, none of the Trustees was considered an “interested person” of the Master Trust, as defined in the 1940 Act.

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Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 Age: 59	Trustee and Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	14	Trustee, State Street Institutional Investment Trust; Director of the Holland Series Fund, Inc.; and Director, The China Fund, Inc.

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 67	Trustee	Term: Indefinite Elected: 7/99	Trustee of Old Mutual South Africa Master Trust (investments) (1995 – present); Chairman emeritus, Children’s Hospital (1984 – present); Director, Boston Plan For Excellence (non-profit) (1994 – present); President and Chief Operations Officer, John Hancock Mutual Life Insurance Company (1959 – 1999). Mr. Boyan retired in 1999.	14	Trustee, State Street Institutional Investment Trust; and Trustee, Old Mutual South Africa Master Trust

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Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Rina K. Spence 7 Acacia Street Cambridge, MA 02138 Age: 55	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (1998 – present); Member of the Advisory Board, Ingenium Corp. (technology company) (2001 – present); Chief Executive Officer, IEmily.com (internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	14	Trustee, State Street Institutional Investment Trust; Director of Berkshire Life Insurance Company of America; and Director, IEmily.com

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 63	Trustee	Term: Indefinite Elected: 7/99	Executive Vice President of Chase Manhattan Bank (1987 – 1999). Mr. Williams retired in 1999.	14	Trustee, State Street Institutional Investment Trust

Officers:
Donald A. Gignac State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 Age: 38	President	Term: Indefinite Elected: 8/03	Senior Vice President of State Street Bank and Trust Company (2002 – present); Vice President of State Street Bank and Trust Company (1993 to 2002).	—	—

Karen Gillogly State Street Bank and Trust Company One Federal Street Boston, MA 02110 Age: 37	Treasurer	Term: Indefinite Elected: 9/03	Vice President of State Street Bank and Trust Company (1999 – present); Audit Senior Manager, Ernst & Young LLP (1998-1999).	—	—

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Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Julie A. Tedesco State Street Bank and Trust Company One Federal Street Boston, MA 02110 Age: 46	Secretary	Term: Indefinite Elected: 5/00	Vice President and Counsel of State Street Bank and Trust Company (2000 – present); Counsel of First Data Investor Services Group, Inc., (1994 – 2000).	—	—

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The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonable incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust’s best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Standing Committees

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the Trust, and the Trust’s interestholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating Committee and Pricing.

The Audit Committee is composed of all the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent

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accountant’s independence. During the fiscal year ended December 31, 2003, the Audit Committee held two meetings.

The Nominating Committee is composed of all of the Independent Trustees. The Nominating Committee is responsible for nominating for election as Trustees all Trustee candidates. The Nominating Committee will consider nominees to the Board of Trustees recommended by interestholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2003, the Nominating Committee did not meet.

The Pricing Committee is composed of each Independent Trustee. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. During the fiscal year ended December 31, 2003, the Pricing Committee did not meet.

Trustee Ownership of Securities of the Trust or Adviser

As of December 31, 2003 none of the Independent Trustees had any ownership of securities of the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2003.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
William L. Boyan	None	None
Michael F. Holland	None	None
Rina K. Spence	None	None
Douglas T. Williams	None	None

Trustee Compensation

Pursuant to certain agreements with State Street and its affiliates, each Trustee receives for his or her services a $20,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting from State Street and its affiliates.

The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2003.

Name and Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust & Fund Complex Paid to Trustees
William L. Boyan, Trustee	$30,000	$0	$0	$30,000
Michael F. Holland, Trustee	$30,000	$0	$0	$30,000
Rina K. Spence, Trustee	$30,000	$0	$0	$30,000
Douglas T. Williams, Trustee	$30,000	$0	$0	$30,000

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The Trust and the Adviser have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust, Adviser, or State Street.

Proxy Voting Procedures

The Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Portfolios to the Adviser as part of the Adviser’s general management of the Portfolios, subject to the Board’s continuing oversight. A copy of the Trust’s proxy voting procedures is located in Appendix B.

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Investment Adviser

The Funds’ Investment Adviser is Transamerica Investment Management, LLC, ( the “Adviser” or ‘TIM”), at 1150 South Olive Street, Los Angeles, California 90015. TIM is controlled by Transamerica Investment Services, Inc. (“TIS”), at the same address. TIS was adviser until January 1, 2000. Prior to May 1, 2003, TIS served as sub-adviser to the Funds, providing certain investment research and other services under an agreement with the Fund and the Adviser. Effective April 30, 2003, TIS resigned its position as sub-adviser.

The Adviser will: (1) supervise and manage the investments of each Fund and direct the purchase and sale of its investment securities; and (2) see that investments follow the investment objectives and comply with government regulations. The Adviser is also responsible for the selection of brokers and dealers to execute transactions for each Fund. Some of these brokers or dealers may be affiliated persons of the Company, the Adviser, Administrator, or the Distributor. Although it is the Company’s policy to seek the best price and execution for each transaction, the Adviser may give consideration to brokers and dealers who provide the Funds with statistical information and other services in addition to transaction services. See “Brokerage Allocation” below.

As of November 1, 2002, the Premier Index Fund invests substantially all of its assets in a corresponding portfolio of the Master Trust that has the same investment objective as and investment policies that are substantially similar to those of the Fund. As long as the Premier Index Fund remains completely invested in the Portfolio (or any other investment company), the Adviser is not entitled to receive any investment advisory fee with respect to the Fund. The Premier Index Fund may withdraw its investment from the Portfolio at any time if the Company’s Board of Directors determines that it is in the best interests of the Fund and its shareholders to do so. In the event that the Premier Index Fund withdraws its investment from the Master Trust or any other investment company, the Adviser TIM will serve as investment adviser for the Premier Index Fund and shall receive the advisory fee described in the table below. For its services to the other Funds, the Adviser receives an advisory fee. The following fees are based on an annual percentage of the average daily net assets of each Fund. They are accrued daily, and paid monthly.

Transamerica Premier Fund	First $1 Billion	Next $1 Billion	Over $2 Billion
Focus Fund	0.85%	0.82%	0.80%
Equity Fund	0.85%	0.82%	0.80%
Index Fund	0.30%	0.30%	0.30%
Growth Opportunities Fund	0.85%	0.82%	0.80%
Core Equity Fund	0.75%	0.72%	0.70%
Balanced Fund	0.75%	0.72%	0.70%
Bond Fund	0.60%	0.57%	0.55%
High Yield Bond Fund	0.55%	0.52%	0.50%
Cash Reserve Fund	0.35%	0.35%	0.35%

Following are the amounts of advisory fees earned1, amounts waived, and net amounts received for each Fund over the last three fiscal years. Certain fees were waived by the Adviser.

Transamerica Premier Fund Fiscal Year	Advisory fee Earned	Advisory fee Waived[2]	Advisory fee Net Received
Focus Fund

2001	$1,104,967	$0	$1,104,967
2002	$722,081	$0	$722,081
2003	$719,704	$0	$719,704

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Equity Fund

2001	$1,555,584	$0	$1,555,584
2002	$1,061,642	$0	$1,061,642
2003	$1,263,585	$0	$1,263,585

Index Fund

2001	$137,882	$137,882	$0
2002	$119,7823	$119,782	$0
2003	$0	$25,775	$(25,775)

Growth Opportunities Fund

2001	$1,238,726	$0	$1,238,726
2002	$916,872	$0	$916,872
2003	$783,655	$0	$783,655

Core Equity Fund

2001	$95,767	$0	$95,767
2002	$87,330	$0	$87,330
2003	$122,863	$17,306	$105,557

Balanced Fund

2001	$1,007,234	$0	$1,007,234
2002	$1,052,335	$0	$1,052,335
2003	$1,210,152	$0	$1,210,152

Bond Fund

2001	$133,228	$0	$133,228
2002	$157,326	$0	$157,326
2003	$165,997	$0	$165,997

High Yield Bond Fund

2001	$526,042	$4,754	$521,288
2002	$579,573	$58,399	$521,174
2003	$670,449	$45,001	$625,448

Cash Reserve Fund

2001	$263,228	$180,649	$82,579
2002	$456,496	$283,171	$173,325
2003	$164,379	$131,635	$32,744

[1]	Presentation is on a Fund level, not a class level Class level breakdown is not required by N1-A rules.
[2]	Assumes order of reimbursement/waiver is for class-specific expenses first, then wavier of advisory fees.

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[3]	For the period of January 1, 2002 through November 11, 2002 (“Conversion Date”). After the conversion, the Fund stopped accruing an Advisory Fee.

The Investment Adviser is owned by Transamerica Investment Services, Inc., which is a wholly-owned subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. Transamerica Corporation is owned by AEGON N.V., one of the world’s largest financial services and insurance groups.

SSgA Funds Management, Inc. (“SSgA”) is responsible for the investment management of the Index Portfolio pursuant to an Investment Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”), by and between the Adviser and the Master Trust. SSgA’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. As of December 31, 2002, SSgA managed approximately $92 billion in assets and, together with its affiliates, which comprise State Street Global Advisors, the investment management business of State Street Corporation, managed approximately $1.1 trillion in assets.

Administrator

The Funds’ Administrator is AEGON/Transamerica Fund Services, Inc. (“ATFS”) (“Administrator”), 570 Carillon Parkway, St. Petersburg, FL 33716. The Administrator will: (1) provide the Funds with administrative and clerical services, including the maintenance of the Funds’ books and records; (2) arrange periodic updating of the Funds’ prospectus and any supplements; (3) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (4) provide the Funds with adequate office space and all necessary office equipment and services. The Administrator also provides services for the registration of Fund shares with those states and other jurisdictions where its shares are offered or sold. The Administrator has contracted with Investors Bank & Trust Company to perform certain administrative functions.

Each Fund pays all of its expenses not assumed by the Investment Adviser/ Administrator. This includes transfer agent and custodian fees and expenses, legal and auditing fees, printing costs of reports to shareholders, registration fees and expenses, 12(b)-1 fees, and fees and expenses of directors unaffiliated with Transamerica Corporation.

The Investment Adviser/Administrator may from time to time reimburse the Funds for some or all of their operating expenses. Such reimbursements will increase a Fund’s return. This is intended to make the Funds more competitive. This practice may be terminated at any time.

Custodian and Transfer Agent

,Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as custodian to the Funds. Under its custodian contract with the Company, IBT is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, IBT receives monthly fees charged to the Funds based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Company are held under bank custodianship in accordance with the 1940 Act.

Under a Transfer Agency Agreement, AEGON/Transamerica Investors Services, Inc. (“ATIS”), 570 Carillon Parkway, St. Petersburg, FL 33716, serves as the Funds’ transfer agent. The transfer agent is responsible for: a) opening and maintaining your account; b) reporting information to you about your account; c) paying you dividends and capital gains; and d) handling your requests for exchanges, transfers and redemptions.

Distributor

AFSG Securities Corporation (“AFSG”), 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494, serves as the principal underwriter of shares of the Funds, which are continuously distributed. AFSG is a wholly owned subsidiary of Commonwealth General Corporation of Kentucky, which is a wholly owned subsidiary of AEGON U.S. Corporation. AFSG is registered with the Securities and Exchange Commission as a

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broker-dealer, and is a member of the National Association of Securities Dealers, Inc. AFSG may also enter into arrangements whereby Fund shares may be sold by other broker-dealers, which may or may not be affiliated with AFSG.

Distribution of Shares of the Funds

The 12(b)-1 plan of distribution and related distribution contracts require the Investor Class of each Fund to pay distribution and service fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. If AFSG’s expenses are more than its fees for any Fund, the Fund will not have to pay more than those fees. If AFSG’s expenses are less than the fees, it will keep the excess. The Company will pay the distribution and service fees to AFSG until the distribution contracts are terminated or not renewed. In that event, AFSG’s expenses over and above any fees through the termination date will be AFSG’s sole responsibility and not the obligation of the Company. The Board will review the distribution plan, contracts and AFSG’s expenses.

The 12(b)-1 fee covers such activities as preparation, printing and mailing of the Prospectus and Statement of Additional Information for prospective customers, as well as sales literature and other media advertising, and related expenses. It can also be used to compensate sales personnel involved with selling the Funds.

During 2003 AFSG received $1,456,344 in 12(b)-1 fees, of which approximately $420,034 was spent on telemarketing and prospectus distribution, approximately $229,223 was spent on advertising and sales promotion, and approximately $741,223 was paid as compensation to broker-dealers for distribution and services.

From time to time, and for one or more Funds within each class of Shares, the Distributor may waive any or all of these fees at its discretion.

Purchase and Redemption of Shares

Detailed information on how to purchase and redeem shares of a Fund is included in the Prospectus.

IRA Accounts

You can establish an Individual Retirement Account (“IRA”), either Regular or Roth IRA, or a Simplified Employee Pension (SEP) with your employer, or a Coverdell ESA for a child. Contributions to an IRA may be deductible from your taxable income or earnings may be tax-free, depending on your personal tax situation and the type of IRA. Please call 1-800-89-ASK-US (1-800-892-7587) for your IRA application kit, or for additional information. The kit has information on who qualifies for which type of IRA.

If you are receiving a distribution from your pension plan, or you would like to transfer your IRA account from another financial institution, you can continue to get tax-deferred growth by transferring these proceeds to a Transamerica Premier Fund IRA. If you want to rollover distributions from your pension plan to an IRA in one or more of the Funds, the money must be paid directly by your pension plan administrator to Transamerica Premier Funds to avoid a 20% federal withholding tax.

Retirement accounts are subject to a custodial fee of $15 per fund/annually, with a maximum fee of $30 per Social Security Number. The fee is generally waived if the total of the retirement account’s(s’) value, by Social Security Number, is more than $50,000.

Uniform Gifts to Minors

A Uniform Gifts/Transfers to Minors Act (“UGMA/UTMA”) account allows an adult to put assets in the name of a minor child. The adult maintains control over these assets until the child reaches the age of majority, which is generally 18 or 21. State laws dictate which type of account can be used and the age of majority. An adult must be appointed as custodian for the account and will be legally responsible for administering the account, but the child’s Social Security number must be used. Generally, the person

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selected as custodian is one of the parents or grandparents, but may be some other adult relative or friend. By shifting assets to a custodial account, you may benefit if the child’s tax rate is lower.

Investor Share Redemptions in Excess of $250,000

If you request a redemption of up to $250,000, the amount will be paid in cash. If you redeem more than $250,000 from any one account in any one Fund in a 90-day period, we reserve the right to pay you in securities in lieu of cash. For redemptions greater than $250,000, the Company reserves the right to give you marketable securities instead of cash.

The securities delivered will be selected at the sole discretion of the Fund. They will be readily marketable with an active and substantial secondary market given the type of companies involved and the characteristics of the markets in which they trade, but will not necessarily be representative of the entire Fund. They may be securities that the Fund regards as least desirable. You may incur brokerage costs in converting the securities to cash.

The method of valuing securities used to make the redemptions will be the same as the method of valuing securities described under “Determination of Net Asset Value” later in this document. Such valuation will be made as of the same time the redemption price is determined.

This right is designed to give the Funds the option to lessen the adverse effect of large redemptions on the Fund and its non-redeeming shareholders. For example, assume that a shareholder redeems $1 million on a given day and that the Fund pays him $250,000 in cash and is required to sell securities for $750,000 to raise the remainder of the cash to pay him. The securities valued at $750,000 on the day of the redemption may bring a lower price when sold thereafter, so that more securities may be sold to realize $750,000. In that case, the redeeming shareholder’s proceeds would be fixed at $750,000 and the market risk would be imposed on the Fund and its remaining shareholders, who would suffer the loss. By delivering securities instead of cash, the market risk is imposed on the redeeming shareholder. The redeeming shareholder (not the Fund) bears the brokerage cost of selling the securities.

Exchange Privilege

Except as otherwise set forth in this section, by calling Transamerica Premier Funds, investors may exchange shares between accounts with identical registrations. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Transamerica Premier Funds by telephone to exercise exchanges.

Transamerica Premier Funds also makes exchanges promptly after receiving instructions in good order. If the shareholder is a corporation, partnership, agent, or surviving joint owner, the Funds will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Fund, completion of an exchange may be delayed under unusual circumstances if the Fund were to suspend redemptions or postpone payment for the Fund shares being exchanged, in accordance with federal securities laws. Prospectuses of the other Funds are available from Transamerica Premier Funds or investment dealers having sales contracts with AFSG. The prospectus of each Fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. The Funds reserve the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Transamerica Premier Funds.

Brokerage Allocation

Subject to the direction of the Board, the Investment Adviser has responsibility for making a Fund’s investment decisions, for effecting the execution of trades for a Fund and for negotiating any brokerage commissions thereon. It is the Investment Adviser’s policy to obtain the best price and execution available, giving attention to net price (including commissions where applicable), execution capability (including the

37

adequacy of a firm’s capital position), and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

The Investment Adviser receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades in a Fund’s securities and advice as to the valuation of securities. The research services provided by brokers through which the Funds effect securities transactions can be used by the Investment Adviser in servicing all of its accounts and not all of these services may be used by the Adviser in connection with the Funds. The Investment Adviser considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund’s securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction.

Consistent with federal legislation, the Investment Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The Investment Adviser’s judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Investment Adviser’s opinion as to which services and which means of payment are in the long-term best interests of the Funds. The Investment Adviser will not effect any brokerage transactions in the Funds’ securities with any affiliate of the Company, the Investment Adviser, or the Administrator except in accordance with applicable SEC rules.

Subject to the foregoing, in certain circumstances, in selecting brokerage firms to effect the execution of trades for a Fund, the Investment Adviser may also consider the ability for a broker/dealer to provide client referrals and to provide rebates of commissions by a broker to a Fund, or other account managed by the Investment Adviser, or to a third party service provider of a Fund, or other account managed by the Investment Adviser or to pay a Fund or other account expense. In recognition of the value of the foregoing factors, and in the possible research or other services provided, the Investment Adviser may place Fund transactions with a broker or dealer with whom it has negotiated commission that is in excess of commission another broker/dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research and/or other service provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of the Investment Adviser.

Certain executive officers of the Investment Adviser also have supervisory responsibility with respect to the securities of the Investment Adviser’s own accounts. In placing orders for the purchase and sale of debt securities for a Fund, the Investment Adviser will normally use its own facilities. A Fund and another fund or another advisory client of the Investment Adviser, or the Investment Adviser itself, may desire to buy or sell the same publicly traded security at or about the same time. In such a case, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Fund and the other funds, the relative size of holdings of the same or comparable securities, availability of cash for investment by a Fund and the other funds, and the size of their respective investment commitments.

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Over the last three fiscal years, all classes of the Funds have paid the following brokerage commissions:

Transamerica Premier Fund	2003	2002	2001
Focus Fund	$253,169	$172,276	$192,062
Equity Fund	$194,915	$164,701	$202,704
Index Fund	—	$8,405	$9,827
Growth Opportunities Fund	$139,715	$218,133	$190,653
Core Equity Fund	$26,112	$30,946	$18,483
Balanced Fund	$92,994	$105,002	$164,753
Bond Fund	—	$2,000	$0
High Yield Bond Fund	—	$6,011	$4,042
Total	$706,905	$707,474	$782,524

Determination of Net Asset Value

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund, and each class of each Fund. In accordance with procedures adopted by the Board, the net asset value per share is calculated by determining the net worth of each Fund (assets, including securities at market value, minus liabilities) divided by the number of that Fund’s outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m. Eastern time). Each Fund will compute its net asset value once daily at the close of such trading on each day that the Exchange is open for business (as described in the Prospectus).

In the event that the Exchange, the Federal Reserve, or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board will reconsider the time at which net asset value is computed. In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Assets of the Funds (other than the Transamerica Premier Cash Reserve Fund) are valued as follows:

a)	Equity securities and other similar investments (Equities) listed on any U.S. or foreign stock exchange are valued at the last sale price on that exchange. The National Association of Securities Dealers Automated Quotation System (NASDAQ) . If no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices. Equities traded on a foreign exchange will be valued at the official bid price.

b)	Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices.

c)	Debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Investment Adviser and approved by the Board.

d)	Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded.

e)	Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies.

f)	Forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts.

g)	All other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Investment Adviser to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board.

h)	Debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost, which approximates market value.

Equities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (eastern time) Reuters spot rate. If such quotations are not

39

available, the rate of exchange will be determined in good faith by or under procedures established by the Board.

All of the assets of the Transamerica Premier Cash Reserve Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board has determined that to be in the best interests of the Transamerica Premier Cash Reserve Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund which uses available market quotations to value all of its securities. The Board has established procedures reasonably designed, taking into account current market conditions and the Transamerica Premier Cash Reserve Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Transamerica Premier Cash Reserve Fund’s net asset value might still decline.

Performance Information

The performance information which may be published for the Funds is historical. It is not intended to represent or guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.

The Transamerica Premier Equity, Transamerica Premier Index, Transamerica Premier Balanced, Transamerica Premier Bond, and Transamerica Premier Cash Reserve Funds have the same investment adviser and the investment goals and policies, and their strategies are substantially similar in all material respects as the separate accounts which preceded such Funds and were operated in the same manner as such Funds. The Transamerica High Yield Bond separate account transferred (converted) all its assets to the Transamerica Premier High Yield Bond Fund in exchange for shares in the Fund. The separate accounts are not registered with the SEC, nor are they subject to Subchapter M of the Internal Revenue Code of 1986, as amended (Code). Therefore, they were not subject to the investment limitations, diversification requirements, and other restrictions that apply to the Funds. If the separate accounts had been subject to Subchapter M of the Code or regulated as investment companies under the securities laws, their performance may have been adversely affected at times. The separate account performance figures are not the Funds’ own performance and should not be considered a substitute for the Funds’ own performance. Separate account performance should not be considered indicative of any past or future performance of the Funds.

Average Annual Total Return for Non-Money Market Funds

The Company may publish total return performance information about the Funds. Fund performance usually will be shown either as cumulative total return or average periodic total return compared with other mutual funds by public ranking services, such as Lipper, Inc. Cumulative total return is the actual performance over a stated period of time. Average annual total return is the hypothetical return, compounded annually, that would have produced the same cumulative return if the Fund’s performance had been constant over the

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entire period. Each Fund’s total return shows its overall dollar or percentage change in value. This includes changes in the share price and reinvestment of dividends and capital gains.

A Fund can also separate its cumulative and average annual total returns into income results and capital gains or losses. Each Fund can quote its total returns on a before-tax or after-tax basis.

Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

P(1 + T)n = ERV

Where:
P	=	a hypothetical initial payment of $1,000

T	=	an average annual total return

N	=	the number years

ERV	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, 10 year period (or fractional portion thereof)

Average Annual Total Returns (as of 12/31/01)

	1 year	5 years	10 years	Since Inception	Inception Date
Transamerica Premier Focus Fund	39.54%	(0.87)%	—	12.46%	6/30/97
Transamerica Premier Growth Opportunities Fund	33.88	4.07	—	16.82	6/30/97
Transamerica Premier Equity Fund	30.70	(1.34)	—	10.85	10/2/95
Transamerica Premier Index Fund	28.33	(0.75)	—	9.62	10/2/95
Transamerica Premier Core Equity Fund	25.93	1.91	—	2.73	3/31/98
Transamerica Premier Balanced Fund	23.20	5.98	—	13.10	10/2/95
Transamerica Premier High Yield Bond Fund	18.76	4.54	7.21	4.23	9/1/90
Transamerica Premier Bond Fund	5.87	3.72	—	5.32	10/2/95
Transamerica Premier Cash Reserve Fund	0.92	3.59	—	4.31	10/2/95

From time to time, the Portfolio may disclose cumulative total returns in conjunction with the standard format described above. The cumulative total returns will be calculated using the following formula:

CTR = (ERV/P) – 1

Where:
CTR	=	The cumulative total return net of Portfolio recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

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Money Market Fund Yields

From time to time, the Transamerica Premier Cash Reserve Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Current yield for the Transamerica Premier Cash Reserve Fund will be computed by determining the net change, exclusive of capital changes at the beginning of a seven-day period in the value of a hypothetical investment, subtracting any deductions from shareholder accounts, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of effective yield begins with the same base period return used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)365/7] – 1

Yields for Transamerica Premier Cash Reserve Fund

Investor Class

7-day Current Yield as of 12/31/ 03 = 0.84%

7-day Effective Yield as of 12/31/ 03 = 0.84%

30-Day Yield for Non-Money Market Funds

Although 30-day yields are not used in advertising, they are available upon request. Quotations will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

Yield = 2[({[a-b]/cd} + 1)6 – 1]

Where:

a	=	dividends and interest earned during the period
b	=	the expenses accrued for the period (net of reimbursements)
c	=	the average daily number of shares outstanding during the period
d	=	the maximum offering price per share on the last day of the period

Published Performance

From time to time the Company may publish, or provide telephonically, an indication of the Funds’ past performance as measured by independent sources such as (but not limited to) Lipper, Inc., Weisenberger

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Investment Companies Service, iMoneyNet Fund Report, Barron’s, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter’s Personal Finance and The Wall Street Journal. The Company may also advertise information which has been provided to the NASD for publication in regional and local newspapers.

In addition, the Company may from time to time advertise its performance relative to certain indexes and benchmark investments, including:

•	the Lipper, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indexes (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance);

•	the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry);

•	the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services);

•	Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation);

•	the NASDAQ OTC Composite Prime Return;

•	the Russell Midcap Index;

•	the Russell 2000 Index;

•	the Russell 2500 Growth Index

•	the ValueLine Composite;

•	the Wilshire 5000 Index;

•	the Salomon Brothers World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years);

•	the Shearson Lehman Brothers Aggregate Bond Index or its component indexes (the Aggregate Bond Index measures the performance of Treasury, U.S. government agencies, mortgage and Yankee bonds);

•	the S&P Bond indexes (which measure yield and price of corporate, municipal and U.S. government bonds);

•	the J.P. Morgan Global Government Bond Index;

•	iMoneyNet Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. government money market funds);

•	historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data;

•	the FT-Actuaries Europe and Pacific Index;

•	mutual fund performance indexes published by Morningstar, Inc., Variable Annuity Research & Data Service, the Investment Company Institute, the Investment Company Data, Inc., Media General Financial, and Value Line Mutual Fund Survey; and

•	financial industry analytical surveys, such as Piper Universe.

The composition of the investments in such indexes and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund. These indexes and averages are generally unmanaged and the items included in the calculations of such indexes and averages may be different from those of the equations used by the Company to calculate a Fund’s performance figures.

The Funds may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return. For example, unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Company may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser’s views as to markets, the rationale for a Fund’s investments, and discussions of the Fund’s current asset allocation.

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From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, expenses, investments, and other factors. The value of a Fund’s shares will fluctuate and an investor’s shares may be worth more or less than their original cost upon redemption.

Taxes

Each fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund’s total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. Shareholders of a regulated investment company generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RICs investment income, net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). (See, however, the discussion of TA IDEX Federated Tax Exempt, below.) If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund’s available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

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•	Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•	Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

•	Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%

Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

Each fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain on disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on a fund, the balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not exigible for the reduced rate of tax on “qualifying dividends.”

In addition, another election may be available that would involve marking to market a fund’s PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could incur nondeductible interest charges. A fund’s intention to qualify annually as a regulated investment company may limit a fund’s ability to make an election with respect to PFIC stock.

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Options, Futures and Forward Contracts and Swap Agreements.—Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a fund as a regulated investment company might be affected.

The requirements applicable to a fund’s qualification as a regulated investment company may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be taxed as the rate of tax applicable to ordinary income.

Market Discount—If a fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the fund, at a constant yield to maturity which takes into account the

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semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount.—Certain debt securities acquired by the funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales.—These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund’s holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation.—Income received by a fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the fund’s shareholders. So long as a fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such fund’s assets at the close of the taxable year consists of securities of foreign corporations, the fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Foreign Currency Transactions.—Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

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A fund may be required to withhold U.S. federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a.	fail to provide the fund with their correct taxpayer identification number,

b.	fail to make required certifications or,

c.	have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder’s U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding

Other Information

Legal Matters

An opinion of counsel as to the legality of the shares of the Funds has been given by John K. Carter, Esq., Vice President of Transamerica Investment Management, LLC.

Independent Auditors

Ernst & Young LLP, 725 S. Figueroa Street, Los Angeles, California 90017, serves as independent auditors for the Funds, and in that capacity examines the annual financial statements of the Company.

Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Company and the shares of the Funds discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of certain other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

Proxy Voting Procedures

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual as adopted by the Fund.

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

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•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board.

However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares

•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

•	Are audit committee members and the non-audit fees paid to the auditor are excessive.

•	Are inside directors or affiliated outside directors and the full board is less than majority independent

•	Sit on more than six boards

•	Are members of a compensation committee that has allowed a pay-for-performance disconnect as described in Section 8 (Executive and Director Compensation).

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

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Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

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3. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:

In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

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•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

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•	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages
•	Planned use of the sale proceeds
•	Valuation of spinoff
•	Fairness opinion
•	Benefits to the parent company
•	Conflicts of interest
•	Managerial incentives
•	Corporate governance changes
•	Changes in the capital structure.

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Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

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Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

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8. Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company- specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

•	Cash compensation, and

•	Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares

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Vote AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or

•	Offering period is greater than 27 months, or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

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Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control of management

•	The amount should not exceed three times base salary plus guaranteed benefits

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. Social and Environmental Issues

Consumer Issues and Public Safety

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

•	The availability and feasibility of alternatives to animal testing to ensure product safety, and

•	The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance

•	The company’s standards are comparable to or better than those of peer firms, and

•	There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region

•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending

•	Whether the company already limits price increases of its products

•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

•	The extent that peer companies implement price restraints

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Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs

•	Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•	The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

•	The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees

•	The company’s existing healthcare policies, including benefits and healthcare access for local workers

•	Company donations to healthcare providers operating in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:

•	The company’s actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations

•	The company’s initiatives in this regard compared to those of peer companies

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

•	Whether the company has adequately disclosed the financial risks of its subprime business

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•	Whether the company has been subject to violations of lending laws or serious lending controversies

•	Peer companies’ policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

•	The risk of any health-related liabilities.

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

•	Whether the company has gone as far as peers in restricting advertising

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

•	Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

•	The percentage of the company’s business affected

•	The feasibility of a spinoff

•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Environment and Energy

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills

•	The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

•	Environmentally conscious practices of peer companies, including endorsement of CERES

•	Costs of membership and implementation.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:

•	Approximate costs of complying with current or proposed environmental laws

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•	Steps company is taking to reduce greenhouse gasses or other environmental pollutants
•	Measurements of the company’s emissions levels
•	Reduction targets or goals for environmental pollutants including greenhouse gasses

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or
•	The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are recycling
•	The timetable prescribed by the proposal
•	The costs and methods of implementation
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are switching from fossil fuels to cleaner sources
•	The timetable and specific action prescribed by the proposal
•	The costs of implementation
•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

Sustainability Report

Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:

•	A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or
•	A report based on Global Reporting Initiative (GRI) or similar guidelines.

Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:

•	The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or
•	The company has publicly committed to using the GRI format by a specific date

General Corporate Issues

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay

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•	The degree that social performance is already included in the company’s pay structure and disclosed
•	The degree that social performance is used by peer companies in setting pay
•	Violations or complaints filed against the company relating to the particular social performance measure
•	Artificial limits sought by the proposal, such as freezing or capping executive pay
•	Independence of the compensation committee
•	Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor Standards and Human Rights

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and
•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country
•	The company’s workplace code of conduct
•	Proprietary and confidential information involved
•	Company compliance with U.S. regulations on investing in the country
•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
•	Agreements with foreign suppliers to meet certain workplace standards
•	Whether company and vendor facilities are monitored and how
•	Company participation in fair labor organizations
•	Type of business
•	Proportion of business conducted overseas

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•	Countries of operation with known human rights abuses
•	Whether the company has been recently involved in significant labor and human rights controversies or violations
•	Peer company standards and practices
•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations
•	The company has no recent human rights controversies or violations, or
•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989
•	Company antidiscrimination policies that already exceed the legal requirements
•	The cost and feasibility of adopting all nine principles
•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
•	The potential for charges of reverse discrimination
•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
•	The level of the company’s investment in Northern Ireland
•	The number of company employees in Northern Ireland
•	The degree that industry peers have adopted the MacBride Principles
•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Military Business

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components
•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs
•	Whether the company currently or in the past has manufactured cluster bombs or their components
•	The percentage of revenue derived from cluster bomb manufacturing
•	Whether the company’s peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran, taking into account current disclosure on:

•	The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

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•	Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or
•	The disclosures sought could compromise proprietary information.

Workplace Diversity

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or
•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity
•	Comparison with peer companies
•	Established process for improving board diversity
•	Existence of independent nominating committee
•	Use of outside search firm
•	History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs
•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive
•	The company has well-documented programs addressing diversity initiatives and leadership development
•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

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State Street Master Funds

State Street Institutional Investment Trust

Proxy Voting Policy and Procedures

The Board of Trustees of State Street Master Funds and State Street Institutional Investment Trust (the “Trusts”) has determined that it is in the best interests of the Trusts and their respective series (each, a “Fund” and collectively, the “Funds”) for the Trusts to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

Policy

It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to SSgA Funds Management, Inc. (the “Adviser”) as a part of the Adviser’s general management of the Funds’ portfolios, subject to the Board’s continuing oversight. The Board of Trustees of the Trusts (the “Board”) hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

Procedures

The following are the procedures adopted by the Board for the administration of this policy:

Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trusts at least annually. Such voting record information shall be in a form acceptable to the Trusts and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trusts and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest[1], the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect

[1]	As it is used in this document, the term “conflict of interest” refers to a situation in which the principal underwriter, Adviser or affiliated persons of the principal underwriter or Adviser have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter’s or Adviser’s independence of judgment and action with respect to the voting of the proxy.

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to the voting of the proxy.

Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended and the rules promulgated thereunder.

D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund’s principal underwriter or Adviser and the applicable Fund’s shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trusts that a conflict of interest cannot be resolved under the Adviser’s Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trusts of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. Annual Filing

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.2

Disclosures

The Trusts shall include in its registration statement:

A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts’ toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

The Trusts shall include in its annual and semi-annual reports to shareholders:

A statement disclosing that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts’ toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

[2]	The Trusts must file their first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

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Review of Policy.

The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Bond Ratings

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.

Although securities ratings are considered when making investment decisions, the Investment Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. This analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects are also considered.

Because of the greater number of considerations involved in investing in lower-rated securities, the achievement of the Transamerica Premier High Yield Bond Fund’s objectives depends more on the analytical abilities of the investment team than is the case with the Transamerica Premier Balanced Fund and the Transamerica Premier Bond Fund, which both invest primarily in securities in the higher rating categories.

For more detailed information on bond ratings, including gradations within each category of quality, see Appendix A.

Disclosure Regarding S&P® Trademark

The Premier Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill companies, Inc., (“S&P®”). S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P®’s only relationship to the Licensee Adviser the licensing of certain trademarks and trade names of the S&P® and of the S&P 500 Index which is determined, composed and calculated by S&P® without regard to the Licensee or the Fund. S&P® has no obligation to take the needs of the Licensee or the owner of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL

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DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Financial Statements

The audited Annual Report for the fiscal year ended December 31, 2003 is a separate report supplied with this SAI and is incorporated herein by reference.

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Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service, Inc. and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus.

Moody’s Investors Service, Inc.

Aaa: Bonds with this rating are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds with this rating generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

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Standard & Poor’s Corporation

AAA: This rating is the highest rating assigned by Standard & Poor’s and is indicative of a very strong capacity to pay interest and repay principal.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

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Appendix B

Description of Fixed-Income Instruments

U.S. Government Obligations

Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less; Treasury Notes have maturities of one to ten years; and Treasury Bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

Certificates of Deposit

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks, savings and loan associations or savings banks against funds deposited in the issuing institution.

Time Deposits

Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.

Bankers’ Acceptance

A bankers’ acceptance is a draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper

Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

Variable Rate, Floating Rate, or Variable Amount Securities

Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

Corporate Debt Securities

Corporate debt securities are debt issued by a corporation that pays interest and principal to the holders at specified times.

Asset-Backed Securities

Asset-backed securities are securities which represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

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Participation Interests in Loans

A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan’s terms.

International Organization Obligations

International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development, international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

Custody Receipts

A Fund may acquire custody receipts in connection with securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities. Such custody receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. These custody receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS). For certain securities law purposes, custody receipts are not considered U.S. government securities.

Pass-Through Securities

The Funds may invest in mortgage pass-through securities such as Government National Mortgage Association (GNMA) certificates or Federal National Mortgage Association (FNMA) and other mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of investment principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool of pass-through securities. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.

AFSG Securities Corporation, Distributor

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